FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3489
                                    --------

                         The Wright Managed Equity Trust
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                             ------------------------
                             Date of Fiscal Year End

                                  June 30, 2006
                            -------------------------
                            Date of Reporting Period

-------------------------------------------------------------------------------

Item 1. REPORTS TO STOCKHOLDERS


THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS



                           SEMI-ANNUAL REPORT
                          --------------------
                           JUNE 30 , 2006

                  THE WRIGHT MANAGED EQUITY TRUST
                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST
                           o   Wright U.S. Government Near Term Fund
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
-------------------------------------------------------------------------------


THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSIST OF THREE EQUITY FUNDS FROM THE WRIGHT MANAGED EQUITY TRUST AND THREE FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE SIX FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED INDIVIDUALLY OR IN COMBINATION TO ACHIEVE VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright" or the "Adviser"). All 25,000 global companies (covering 50 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification. Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC) seeks to enhance total investment return through price appreciation plus income. The fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the fund's investment. The Adviser seeks to outperform the Standard & Poor's 400 Index (S&P
400) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $10 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index (S&P 500) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors and countries.

THREE FIXED-INCOME FUNDS

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of between one and three years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly. The fund's benchmark is the Lehman U.S. Government 1-3 Year Bond Index.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return (i.e. the total of ordinary income plus capital appreciation). Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. The fund's benchmark is the Lehman U.S. Aggregate Bond Index.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The funds benchmark is the Lehman GNMA Backed Bond Index.

TABLE OF CONTENTS


Investment Objectives................................inside front & back cover
Letter to Shareholders.......................................................2
Management Discussion........................................................3
Fund Expenses................................................................8
Board of Trustees Annual Approval of the Investment Advisory Agreement......54
Important Notices Regarding Privacy, Delivery of Shareholder Documents,
   Portfolio Holdings and Proxy Voting......................................55

                   FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST

   Wright Selected Blue Chip Equities Fund
     Portfolio of Investments..................10
     Statement of Assets & Liabilities.........13
     Statement of Operations...................13
     Statement of Changes in Net Assets........14
     Financial Highlights......................15

   Wright Major Blue Chip Equities Fund
     Portfolio of Investments..................16
     Statement of Assets & Liabilities.........19
     Statement of Operations...................19
     Statement of Changes in Net Assets........20
     Financial Highlights......................21

   Wright International Blue Chip Equities Fund
     Portfolio of Investments..................22
     Statement of Assets & Liabilities.........24
     Statement of Operations...................24
     Statement of Changes in Net Assets........25
     Financial Highlights......................26

   Notes to Financial Statements ..............27

THE WRIGHT MANAGED INCOME TRUST

   Wright U.S. Government Near Term Fund
     Portfolio of Investments..................32
     Statement of Assets & Liabilities.........33
     Statement of Operations...................33
     Statement of Changes in Net Assets........34
     Financial Highlights......................35

   Wright Total Return Bond Fund
     Portfolio of Investments..................36
     Statement of Assets & Liabilities.........40
     Statement of Operations...................40
     Statement of Changes in Net Assets........41
     Financial Highlights......................42

   Wright Current Income Fund
     Portfolio of Investments..................43
     Statement of Assets & Liabilities.........46
     Statement of Operations...................46
     Statement of Changes in Net Assets........47
     Financial Highlights......................48

   Notes to Financial Statements ..............49

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------



                                                 July 2006


Dear Shareholders:

        Despite rising interest rates and increased market volatility, U.S. stocks and bonds both suffered limited damage in the second quarter, losing 1.4% (S&P 500 stock composite) and 0.1% (Lehman Aggregate bond index), respectively. Consumer prices ran up at roughly a 5% annual rate for the latest three months, as prices for energy goods and services increased at around a 25% annual rate. Even at the core level, i.e., excluding energy and food prices, the inflation rate is now closer to 3% than to the Federal Reserve's presumed ceiling of 2%. This uptick in core inflation, which had previously been fairly well contained despite soaring commodity prices, was an important reason for the second quarter's heightened market volatility - that and rising expectations on how much higher the Fed is going to take interest rates.

        Getting reacquainted with risk in 2006's second quarter, investors shied away from riskier securities and sectors that had previously been market leaders. Major foreign stock markets generally continued to outperform domestic averages, but emerging markets sold off violently in May-June. Small- and mid-cap U.S. stocks trailed big-cap stocks for only the second quarter in the last eight. The dollar retreated against other currencies in the second quarter, although the greenback enjoyed a brief flight-to-safety rally late in the quarter while stocks and commodities were foundering. For the entire first half, small-cap, mid-cap, developed foreign markets (with the notable exception of Japan) and most emerging markets still had an edge over the S&P 500 Composite's 2.7% return.

        Global credit markets were little changed in local currency terms in the second quarter; in dollar terms, most major bond markets outside the U.S. had positive (and stock-beating) returns. Bond yields climbed roughly 30 basis points in the U.S. and Europe for the quarter, and about half that much in Japan. Unlike the case in the first quarter, when real yields and inflation expectations each increased by about the same order of magnitude, real rates accounted for the bulk of the second-quarter rise in nominal yields. For this reason, the Federal Reserve (Fed) was able to say after its June 29 Federal Open Market Committee meeting that inflation expectations "remain contained." To a large extent, this is the Fed's bet on the U.S. economy: the slowing apparent in housing and business activity generally will reduce pressure on prices, allowing the Fed to cease its program of interest rate hikes in time to arrest a more serious economic slowdown. As seen in the Wall Street Journal's midyear survey, economists' forecasts are generally in agreement with futures and the forward curve that the bulk of the Fed's tightening and the bond market's weakness is behind us.

        After a 5.6% first-quarter GDP rebound, the U.S. economy reverted to trend (3.5%) or sub-trend growth in the second quarter, in our view. In fact, with housing slowing and higher interest rates taking a toll on auto sales and consumer spending, GDP growth may sag below the 3% annual rate for the next several quarters. The Federal Reserve's most recent statements on the economy have been taken by investors to mean that the Fed is getting ready to stop raising interest rates. Even if June's was not the very last rate hike, the end of the current cycle of Fed tightening cannot be too far off. The late-June stock market action - including two days with better-than-2% advances in the S&P 500 - suggests a healthier investor psyche than was witnessed earlier in the month and in May.

        The prospect of stable and possibly lower interest rates and corporate earnings growth on the order of 10% leads us to believe the bull market in stocks has not yet run its course. In the near term, our enthusiasm for global stocks is tempered by the return of crude oil prices to their April peak of $75 per barrel. Longer term, with inflation and interest rates expected to recede, more normal returns from stocks and bonds appear likely. We would like to express our appreciation for your confidence in us and invite your suggestions on how we can better serve your investment and wealth management needs.

                                                 Sincerely,

                                                 s/s Peter M. Donovan
                                                 ----------------------
                                                 Peter M. Donovan
                                                 President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------



EQUITY FUNDS

U.S. STOCKS BEGAN AND ENDED THE SECOND QUARTER OF 2006 ON A POSITIVE NOTE, BUT CORRECTED IN BETWEEN. DURING A FIVE-WEEK PERIOD FROM EARLY-MAY TO MID-JUNE, THE DOW AND THE S&P 500 BOTH LOST ABOUT 8%, WHILE THE NASDAQ AND S&P MIDCAP 400 INDEXES LOST ABOUT 13%. THE STOCK MARKET'S GYRATIONS IN THE QUARTER REFLECTED CHANGING VIEWS ON THE ECONOMY. EARLY IN THE QUARTER, SIGNS OF STRONG GROWTH AND HEALTHY FIRST-QUARTER PROFIT REPORTS WERE GOOD FOR STOCKS (THOUGH THEY HAD THE BOND MARKET WORRIED ABOUT INFLATION). STOCKS PEAKED AND INVESTORS BEGAN TO RETREAT FROM RISK ABOUT THE TIME OF THE MAY FEDERAL OPEN MARKET COMMITTEE MEETING, WHEN THE FED BEGAN TO TALK TOUGH ON INFLATION. EQUITY INVESTORS STARTED TO WORRY THAT THE FED WOULD GO TOO FAR IN ITS TIGHTENING PROGRAM AND DRIVE THE ECONOMY INTO RECESSION. THE RECOVERY IN STOCKS NEAR MID-YEAR WAS GIVEN A BOOST ON JUNE 29 WHEN, IN ANNOUNCING ANOTHER 25 BASIS-POINT HIKE IN THE FED FUNDS TARGET RATE, THE FED GAVE SOME INDICATION THAT AN END TO FED TIGHTENING MIGHT NOT BE TOO FAR IN THE FUTURE AFTER ALL.

BY THE END OF THE SECOND QUARTER, STOCKS HAD RECOVERED MUCH OF WHAT THEY LOST IN THE EARLIER RETREAT. THE DOW CLOSED UP FOR THE QUARTER WITH A TOTAL RETURN OF 0.9%. THE S&P 500 DIDN'T MAKE IT INTO THE BLACK, BUT ITS LOSS OF 1.4% FOR THE QUARTER REPRESENTS A GOOD RECOVERY FROM ITS LOW AND KEPT ITS RETURN IN POSITIVE TERRITORY (+2.7%) FOR THE FIRST HALF OF THE YEAR. INVESTORS' RISK AVERSION TOOK A GREATER TOLL ON NASDAQ (-7.0%) AND THE S&P MIDCAP (-3.1%) AND SMALLCAP (-4.6%) INDEXES IN THE QUARTER. NASDAQ'S LOSS IN Q2 WAS ENOUGH TO PUT IT IN THE RED FOR THE SIX MONTHS (-1.1%), WHILE THE MIDCAP 400 (+4.2%) AND SMALLCAP 600 (+7.7%) RETURNED MORE THAN THE S&P 500 FOR THE FIRST HALF. FOREIGN STOCKS WERE GENERALLY REWARDING FOR U.S. INVESTORS IN Q2, AS THEY WERE IN THE FIRST QUARTER. IN LOCAL TERMS, THE MSCI WORLD EX U.S. INDEX LOST 4.3% IN Q2, BUT THE DEPRECIATION OF THE DOLLAR CONVERTED THAT TO A 0.7% POSITIVE RETURN IN DOLLAR TERMS. (AGAINST A WEIGHTED AVERAGE OF CURRENCIES IN THE MSCI DEVELOPED MARKETS EX U.S. INDEX, THE DOLLAR LOST ABOUT 5% IN Q2, ALTHOUGH IT BOUNCED OFF ITS LOWS IN JUNE.) IN THE FIRST HALF OF 2006, THE MSCI WORLD EX U.S. INDEX RETURNED 10% IN DOLLARS, WITH AN ESPECIALLY STRONG SHOWING BY THE EUROPEAN REGION.

GOING FORWARD, THERE IS STILL ENOUGH UNCERTAINTY ABOUT THE DIRECTION OF THE ECONOMY TO KEEP THE STOCK MARKET VOLATILE. IN THE END, HOWEVER, WE EXPECT THE FED TO ACHIEVE ITS TARGETED SOFT LANDING. AFTER AN ABOVE-TREND 5.6% INCREASE IN Q1, GDP GROWTH IS EXPECTED TO BE IN THE 2.5%-3% RANGE FOR THE REST OF THIS YEAR. INFLATION MAY EDGE UP IN THE NEAR TERM, BUT WE EXPECT EASING INFLATION PRESSURES TO BE EVIDENT BY THE END OF THE YEAR. THERE IS A GOOD CHANCE THE FED WILL RAISE RATES ANOTHER 25 BASIS POINTS, PROBABLY AT ITS AUGUST MEETING. AFTER THAT, HOWEVER, INCOMING DATA SHOULD DEPICT CONDITIONS THAT WILL MAKE A PAUSE IN FED TIGHTENING APPEAR PRUDENT WITHOUT DAMAGING THE FED'S INFLATION FIGHTING
CREDENTIALS. WE EXPECT THAT THE FED WILL STOP TIGHTENING SOON ENOUGH TO AVOID PUSHING THE ECONOMY INTO RECESSION (AS A 6.5% FED FUNDS RATE DID IN 2001). EASING FEARS OF SIGNIFICANTLY HIGHER INTEREST RATES WILL BE GOOD FOR THE STOCK MARKET. SLOWER ECONOMIC GROWTH WILL RESULT IN MORE SUBDUED PROFIT GROWTH - ABOUT 8% OVER THE COMING YEAR BY OUR FORECAST. BUT ONCE INVESTORS ADJUST TO THESE LOWER GROWTH RATES, THE STOCK MARKET'S LOW VALUATION SHOULD HELP THE MARKET RESUME ITS UPTREND. (THE S&P 500'S FORWARD P/E MULTIPLE AT MID YEAR WAS JUST ABOUT WHERE IT WAS AT THE 2002 MARKET BOTTOM.) EVEN WITHOUT THE MODEST RECOVERY IN MULTIPLES THAT WE FORECAST, STOCKS SHOULD OUTPERFORM BONDS OVER THE COMING 12 MONTHS. WE ARE POSITIVE ON THE PROSPECTS FOR MID-CAP AND INTERNATIONAL STOCKS AS WELL AS LARGE-CAP U.S. EQUITIES.



                                      2006    2005   2004    2003    2002   2001    2000    1999   1998    1997    1996
   Total Return                      6 Mos.   Year   Year    Year    Year   Year    Year    Year   Year    Year    Year
------------------------------------------------------------------------------------------------------------------------------

   Wright Selected Blue Chip Fund
     (WSBC)                            1.9%   11.1%  15.7%   30.1%  -17.0% -10.2%   10.8%    5.8%   0.1%   32.7%   18.6%
   Wright Major Blue Chip Fund
     (WMBC)                            1.7%    6.2%  12.4%   23.2%  -24.5% -16.9%  -12.5%   24.0%  20.4%   33.9%   17.6%
   Wright International Blue Chip Fund
     (WIBC)                           11.7%   21.1%  17.7%   32.0%  -14.5% -24.2%  -17.6%   34.3%   6.1%    1.5%   20.7%


WRIGHT SELECTED BLUE CHIP EQUITIES FUND
After outperforming the S&P 500 in Q1 and all of last year, the S&P MidCap 400 lagged bigger stocks in the second quarter. The Wright Selected Blue Chip Fund
(WSBC), which is a mid-cap blend fund, lost 2.2% in the second quarter, a smaller loss than the S&P MidCap 400's 3.1% and the 2.8% loss for an average of 79 mid-cap blend funds in the Morningstar database. Reflecting a lagging first-quarter performance, WSBC returned 1.9% for the first six months of 2006, behind the S&P MidCap's 4.2% return and 4.3% for the Morningstar average. Over the last four quarters, the WSBC returned 7.4% compared to 13.0% for the S&P MidCaps and 12.0% for the Morningstar average. In the second quarter, WSBC benefited from investors' preference for the larger, higher-quality issues in the MidCap 400. This is a reversal from the first quarter, when the smaller and low-quality issues in the S&P MidCap 400 led the index, which worked against the WSBC's bias toward higher quality and larger stocks. In the second quarter, the Fund especially benefited from superior stock selection in the industrial, technology and utility sectors, as well as its overweighting in energy, which was the best-performing mid-cap sector. Newfield Exploration (+16.8%), J.B. Hunt Transport (+16.0%) and Questar (15.3%) contributed to the Fund's strong relative performance in Q2. Although weakness in some retail stocks hurt the Fund's absolute performance in the quarter, it outperformed the S&P MidCap 400 in the consumer discretionary sector, which was its weakest in the quarter. With risk aversion increasingly apparent in the investment environment, WSBC is well positioned in the mid-cap area with a bias toward the more substantial companies in the S&P MidCap 400. Also, though mid-cap valuations are higher than large-cap, the WSBC Fund has a lower median forward P/E than the S&P MidCap 400. Wright continues to advise diversity in investment portfolios and sees mid-cap stocks as likely to make a positive contribution to total portfolio returns going forward.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a bias toward the higher-quality issues in the index. In the first quarter of 2006, large-cap U.S. stocks posted attractive investment returns. After keeping pace with the S&P 500 in the first quarter of 2006, the WMBC Fund lost 2.5% in the second quarter, lagging the S&P 500's 1.4% loss and the 2.1% loss for an average of 152 large-cap blend funds in the Morningstar database. Year to date, WMBC returned 1.7% compared to 2.7% for the S&P 500 and 2.4% for the Morningstar average. Over the last 12 months, WMBC (+9.5%) is ahead of both the S&P 500 (+8.6%) and the Morningstar group (+9.0%). In the first quarter of 2006, the smaller issues in the S&P 500 did better than the larger and lower quality generally did better than higher. These patterns worked against the WMBC Fund, which has a larger median market cap than the S&P 500 and is tilted toward the higher-quality issues in the index. Nevertheless, the Fund was able to keep pace with the index due to superior stock selection. In the second quarter, as investors turned away from risk, larger, higher-quality issues did better, which worked to the fund's benefit. The fund was also helped in Q2 by being underweight in technology stocks, the weakest S&P 500 sector in the quarter. It also had a good relative showing from selections in the consumer staples and industrial sectors. These pluses were offset, however, by being overweight in health care, one of the weaker sectors and by poor stock selection in that group and in the consumer discretionary sector. Among the specific holdings that hurt second-quarter performance were Home Depot (-15.0%), Express Scripts (-18.4%) and Unitedhealth (-19.8%). Among the positive contributors: Archer Daniels Midland (+23.0%), which produces ethanol, Paccar (+17.4%) and Cummins Engine (+16.6%). The prospect of lower economic growth and more uncertainty in the economic and geopolitical environment suggest that the risk aversion that became evident in the financial markets during the second quarter will persist for a while. Such an environment ought to favor higher-quality and large-cap stocks, which moreover are currently attractively valued compared with smaller issues as well as with their recent history. With its bias toward the larger, higher-quality stocks in the S&P 500, the WMBC is well positioned for a risk-averse environment. WMBC's holdings also are valued at a lower median forward P/E than the S&P 500.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
International stocks outperformed U.S. stocks for the first and second quarters of 2006, helped some, especially in the second quarter, by depreciation of the dollar. The Wright International Blue Chip Fund (WIBC) outperformed its benchmark for both quarters. For the second quarter, WIBC returned 1.4% compared to 0.7% for the MSCI World ex U.S. index and a loss of 0.7% for an average of 127 international equity funds in the Morningstar database. For the first half of 2006, WIBC returned 11.7% compared to 10.1% for the MSCI benchmark and 8.9% for the Morningstar average. For the last 12 months, WIBC's return of 30.8% also topped the MSCI benchmark (26.9%) and the Morningstar average (26.3%). Markets in Europe were particularly strong in the first and second quarters of 2006, and the WIBC Fund's relative performance was helped by its overweighting in that region. Japan, on the other hand, was one of the world's weaker markets in the first half of 2006. Being overweight in Japan detracted from Fund performance in the first quarter, but in the second, the Fund benefited as its Japanese holdings outperformed that country's overall market. Although technology stocks generally underperformed in the quarter, the Fund's technology holdings contributed positively to performance. The Fund also benefited in both the first and second quarters from its position in material stocks, which were strong in both periods. On the negative side, in the second quarter the Fund's consumer discretionary and industrial holdings lagged their respective sectors. Economic and earnings growth prospects outside of the U.S., especially in Europe and Japan, look promising for the coming 12 months. In addition to improving fundamentals, returns to U.S. investors from international holdings are likely to continue to be boosted by depreciation of the dollar as they were in the first half of the year. WIBC has reduced its position somewhat in the Eurozone markets and Japan, but remains overweight in Eurozone to take advantage of its improving fundamentals. The Fund has increased its exposure in the U.K., but has gone from overweight to underweight in Australia and Hong Kong. By sector, the Fund has taken some profits in the material sector, which has been strong in 2006, and also reduced its exposure to industrials while increasing its weighting in technology, telecom, health care and financials. In consideration of the favorable growth prospects of emerging economies, WIBC has taken positions in companies that export to these areas. Wright continues to emphasize diversity in investment programs and expects a position in international stocks will augment returns in diversified investment portfolios.

FIXED-INCOME FUNDS

BOND YIELDS ROSE IN THE FIRST AND SECOND QUARTERS OF 2006. IN THE MIDDLE OF THE SECOND QUARTER, AS STOCKS RETREATED AND INVESTORS SHIED AWAY FROM RISK, BONDS RALLIED DUE TO THEIR SAFE HAVEN APPEAL. SOME TOUGH TALK FROM THE FED ON INFLATION ALSO GAVE BONDS A BOOST, BUT ONCE THE STOCK MARKET TURNED MORE POSITIVE, BONDS GAVE BACK THEIR GAINS. THE TREASURY YIELD CURVE STARTED THE YEAR 2006 JUST ABOUT FLAT BETWEEN 2- AND 10-YEAR MATURITIES AND ENDED THE FIRST HALF THE SAME WAY. THE CURVE BETWEEN THOSE MATURITIES SHIFTED HIGHER BY ABOUT 75 BASIS POINTS OVER THE FIRST HALF, WHICH PUT THE YIELD ON THE 10-YEAR T-BOND AT 5.14% AT MID-YEAR. INFLATION TICKED HIGHER IN THE QUARTER. IN WHAT MAY BE AN INDICATION OF GROWING CONFIDENCE IN THE BERNANKE FED, HOWEVER, MORE OF THE RISE IN BOND YIELDS IN Q2 WAS DUE TO HIGHER REAL YIELDS (AS MEASURED BY TIPS [TREASURY INFLATION PROTECTED SECURITIES]) THAN TO HIGHER LONG-TERM INFLATION EXPECTATIONS, UNLIKE IN Q1.

BONDS OUTPERFORMED STOCKS IN THE SECOND QUARTER OF 2006, THOUGH THEY ARE STILL LAGGING YEAR TO DATE. FOR THE LEHMAN U.S. AGGREGATE BOND INDEX, COUPON INCOME JUST ABOUT OFFSET PRICE DECLINE IN THE SECOND QUARTER, RESULTING IN A LOSS OF 0.1% FOR THE PERIOD. THIS BROUGHT THE LEHMAN AGGREGATE'S LOSS FOR THE FIRST HALF OF THE YEAR TO 0.7%. IN THE SECOND QUARTER, THE SAME SORT OF RISK AVERSION THAT AFFECTED THE STOCK MARKET ALSO RESULTED IN CORPORATE SPREADS WIDENING; CORPORATE BONDS LOST 0.4% IN THE QUARTER, WITH LOSSES INCREASING AS QUALITY DECLINED. AGENCIES AND ASSET-BACKED SECURITIES DID BETTER THAN THE OVERALL LEHMAN INDEX; MORTGAGES WERE ALSO SLIGHTLY AHEAD, WHILE TREASURIES PERFORMED IN LINE WITH THE AGGREGATE. FOR THE SIX MONTHS, ASSET-BACKED ISSUES WERE THE BEST PLACE TO BE AND CORPORATES WERE THE WORST.

IN THE NEAR TERM, HIGHER INFLATION READINGS COULD CAUSE BOND YIELDS TO MOVE HIGHER. IN ADDITION, IT APPEARS LIKELY THAT THE FED WILL RAISE RATES AT LEAST ONE MORE TIME, PROBABLY IN AUGUST, WHICH COULD NUDGE RATES HIGHER AT THE SHORT END OF THE YIELD CURVE. WE BELIEVE, HOWEVER, THAT BEFORE LONG INVESTORS WILL BE ANTICIPATING THE MORE MODEST INFLATION WE EXPECT BY EARLY 2007; THERE COULD EVEN BE SOME ANTICIPATION OF EASING BY THE FED AS ECONOMIC GROWTH SLOWS GOING FORWARD. WE EXPECT ANY RISE IN YIELDS WILL BE SHORT LIVED, ESPECIALLY FOR LONGER MATURITIES, AND A YEAR FROM NOW YIELDS SHOULD BE CLOSE TO WHERE THEY WERE AT MID-YEAR 2006. OUR FORECAST ALSO CALLS FOR A BIT MORE WIDENING OF CORPORATE SPREADS, ALTHOUGH THIS SHOULD BE LIMITED AS THE WORSE FEARS FOR THE ECONOMY BEGIN TO FADE. THE END RESULT SHOULD BE A RETURN OF 5%-6% FOR THE LEHMAN AGGREGATE OVER THE NEXT 12 MONTHS, LESS THAN THE RETURN WE EXPECT FROM EQUITIES BUT WELL AHEAD OF FORECAST INFLATION. WE RECOMMEND DIVERSIFIED INVESTMENT PORTFOLIOS INCLUDING STOCKS AND BONDS AS THE PRUDENT COURSE FOR LONG-TERM INVESTORS IN A RISKY INVESTMENT ENVIRONMENT.



                                      2006    2005   2004    2003    2002   2001    2000    1999   1998    1997    1996
   Total Return                      6 Mos.   Year   Year    Year    Year   Year    Year    Year   Year    Year    Year
-----------------------------------------------------------------------------------------------------------------------------

   Wright U.S. Gov't. Near-Term Bond Fund
     (WNTB)                            0.8%   1.0%   0.4%    0.6%    5.4%   6.8%     6.9%    1.9%  6.0%    5.9%    3.9%
   Wright Total Return Bond Fund
     (WTRB)                           -1.3%   1.5%   3.5%    3.3%    9.0%   5.0%    10.6%   -3.9%  9.6%    9.3%    0.9%
   Wright Current Income Fund
     (WCIF)                           -0.6%   1.8%   3.3%    1.7%    7.7%   7.2%    10.3%    0.5%  6.5%    8.6%    4.4%



WRIGHT U.S. GOVERNMENT NEAR TERM FUND
The Wright U.S. Government Near-Term Fund (WNTB) is positioned to offer an alternative to money market funds. The Fund may experience some mild price fluctuation, but it typically has less sensitivity to changes in interest rates than longer maturity funds. In the one-to-two-year average maturity range, where the WNTB is positioned, Treasury yields rose 40-45 basis points during the first quarter and another 35-40 in Q2. This rise has limited the WNTB's returns so far this year. For the second quarter of 2006, the Fund returned 0.4%, lagging the 0.7% return of the Lehman 1-3 year government bond index but better than the 0.3% for an average of 54 Morningstar government bond funds with an average maturity between one and three years. For the first half of the year, the Fund returned 0.8%, better than the Morningstar average's 0.4% but behind the Lehman benchmark's 1.1%. Over the last 12 months, the Fund (+1.2%) also lagged the Lehman benchmark (+1.9%) but was ahead of the Morningstar average (+0.7%). WNTB has recently lagged the average money market fund, which returned 1.0% in the second quarter, 2.0% for six months and 3.4% for 12 months. The WNTB Fund had a yield of 3.8% at the end of the second quarter as calculated by SEC guidelines. Dividends paid by this fund may be more or less than implied by this yield. To pick up extra yield, the Fund is overweighting mortgage-backed securities (32% of assets) and agencies (47%) and underweighting Treasurys, which have a lower yield than the other security classes. In the quarter and six months, the WNTB's relative performance was helped by its slightly short duration (about 1.6 years at mid-year) compared with the Lehman benchmark. This positioning reflected our expectation, which has proved to be correct, that further rate hikes from the Fed would keep the short end of the yield curve moving higher.

WRIGHT TOTAL RETURN BOND FUND
Yields rose in the first half of 2006, resulting in a negative return for the bond market. The Wright Total Return Bond Fund (WTRB), a diversified bond fund, lost 0.4% in the second quarter of 2006. This was slightly behind the Lehman U.S. Aggregate Bond Composite's 0.1% loss and the 0.2% loss for an average of 174 total return bond funds in the Morningstar database. For the first half of 2006, WTRB had a loss of 1.3%, which compared with losses of 0.7% for both the Morningstar average and the Lehman Aggregate. Over the last 12 months, WTRB lost 1.8% compared to losses of 0.8% for the Lehman Aggregate and 1.0% for the Morningstar average. At midyear, WTRB had a yield of 4.4% calculated according to SEC guidelines. Dividends paid by this fund may be more or less than implied by this yield. Early in the second quarter, WTRB's duration was extended to be slightly longer than the Lehman benchmark. This move was made in anticipation of a rally after yields moved higher in March. Near the end of April, the Fund's duration was moved back to a neutral position, reflecting the increased uncertainty in the economic environment and expected volatility in interest rates. With these conditions persisting, the duration was still at neutral as the third quarter got under way. For the second quarter as a whole, the duration positioning detracted slightly from the Fund's performance. Asset class weightings overall contributed positively to performance, particularly the positioning in mortgage securities (including hybrid ARMs) and corporate sectors. This was offset, however, by lagging performance of some individual issues held in the portfolio. With credit spreads expected (correctly) to widen, in the first quarter the Fund's position in corporate bonds was reduced from overweight to about neutral with the benchmark, where it remained during the second quarter (at about 23% of assets). Because of their attractive valuations and income contribution, the Fund was overweight in mortgages (including hybrid
ARMs) at midyear (49%) and has positions in asset-backed (2%) securities and commercial mortgages (8%). The Fund remained underweight in Treasuries (11%) and agencies (6%) and also held a small amount of cash.

WRIGHT CURRENT INCOME FUND
The Wright Current Income Fund (WCIF) is generally managed to be primarily invested in GNMA issues - mortgage-based securities, known as Ginnie Maes, with explicit backing from the Federal government. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. After outperforming in the first quarter, GNMA's lagged Treasuries and the Lehman Aggregate in the second quarter of 2006. For the second quarter, the WCIF lost 0.3%, slightly less than the Lehman GNMA bond index's loss of 0.4% but a little more than the loss of 0.2% for the average of all 61 government mortgage funds in the Morningstar database. For the six months, WCIF's loss of 0.6% compared with losses of 0.5% for the Lehman benchmark and 0.4% for the Morningstar average. For the last 12 months, WCIF returned 0.1%, ahead of the Morningstar average's slight loss but behind the Lehman benchmark's 0.5% return. At the start of the second quarter, the WCIF Fund had a yield of 4.7% as calculated by SEC guidelines. Dividends paid by this fund may be more or less than implied by this yield. In the first and second quarters, WCIF continued to be overweight in higher-coupon premium issues. This position, which reflected our expectation that the rise in mortgage rates during 2005 had reduced the risk of mortgage prepayments, allowed the Fund to pick up extra income. With interest rates on the rise, the Fund's duration was shortened in the first quarter to be slightly shorter than the Ginnie Mae benchmark's. It remained shorter than the benchmark's at midyear.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISOR DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY OF THE WRIGHT MANAGED INVESTMENT FUNDS.


U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/96         6448.27               6.43%
      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      12/31/02        8,341.63               3.82%
      12/31/03       10,453.92               4.25%
      12/31/04       10,783.01               4.22%
      12/31/05       10,717.50               4.39%
      06/30/06       11,150.22               5.14%

FUND EXPENSES
-------------------------------------------------------------------------------

EXAMPLE:

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006-June 30, 2006).

ACTUAL EXPENSES:

The first line of the tables shown on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if payable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND

                                                    Expenses Paid
                       Beginning      Ending        During Period*
                     Account Value  Account Value   (1/1/06-
                       (1/1/06)     (6/30/06)         6/30/06)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00     $1,019.20        $6.26
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00     $1,018.60        $6.26

  *Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005.

                      WRIGHT MAJOR BLUE CHIP EQUITIES FUND

                                                   Expenses Paid
                       Beginning       Ending      During Period*
                     Account Value  Account Value  (1/1/06-
                       (1/1/06)       (6/30/06)       6/30/06)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00     $1,016.50        $6.25
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00     $1,018.60        $6.26

  *Expenses are equal to the Fund's annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005.

                  WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

                                                   Expenses Paid
                       Beginning       Ending      During Period*
                     Account Value  Account Value  (1/1/06-
                       (1/1/06)       (6/30/06)        6/30/06)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00      $1,117.20        $7.30
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00      $1,017.90        $6.95

  *Expenses are equal to the Fund's annualized expense ratio of 1.39% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005.

                      WRIGHT U.S. GOVERNMENT NEAR TERM FUND

                                                    Expenses Paid
                       Beginning       Ending       During Period*
                     Account Value  Account Value   (1/1/06-
                       (1/1/06)       (6/30/06)        6/30/06)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00      $1,008.40        $4.66
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00     $1,020.60         $4.69

  *Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005.

                          WRIGHT TOTAL RETURN BOND FUND

                                                    Expenses Paid
                       Beginning       Ending       During Period*
                     Account Value  Account Value    (1/1/06-
                       (1/1/06)       (6/30/06)         6/30/06)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00      $ 987.30         $4.68
-------------------------------------------------------------------------------
   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00     $1,020.10         $4.76

  *Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005.

                           WRIGHT CURRENT INCOME FUND

                                                    Expenses Paid
                       Beginning      Ending        During Period*
                     Account Value   Account Value  (1/1/06-
                       (1/1/06)      (6/30/06)         6/30/06)
-------------------------------------------------------------------------------

   Actual Fund Shares  $1,000.00      $ 994.10        $4.55
-------------------------------------------------------------------------------

   Hypothetical (5% return per year before expenses)
   Fund Shares         $1,000.00      $1,020.20       $4.61

  *Expenses are equal to the Fund's annualized expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (unaudited)



                                       Shares       Value

    EQUITY INTERESTS --100.3%

AUTOMOBILES & COMPONENTS -- 2.6%
ArvinMeritor, Inc................... 13,825    $   237,652
BorgWarner, Inc..................... 10,255        667,600
Thor Industries, Inc................  6,195        300,148
                                               ------------
                                               $ 1,205,400
                                              ------------


BANKS -- 4.4%
Associated Banc-Corp................  6,715    $   211,724
Astoria Financial Corp.............. 16,952        516,188
City National Corp..................  4,020        261,662
Colonial Bancgroup, Inc............. 12,095        310,600
Cullen/Frost Bankers, Inc...........  1,605         91,966
Webster Financial Corp..............  6,435        305,276
Wilmington Trust Corp...............  7,425        313,186
                                               ------------
                                               $ 2,010,602
                                               ------------


CAPITAL GOODS -- 6.5%
Alliant Techsystems, Inc.* .........  6,035    $   460,772
Graco, Inc..........................  3,172        145,849
Precision Castparts Corp............ 13,940        833,054
SPX Corp............................ 10,465        585,517
Teleflex, Inc.......................  5,155        278,473
Thomas & Betts Corp.* .............. 12,620        647,406
                                               ------------
                                               $ 2,951,071
                                               ------------


CHEMICALS -- 1.4%
Lyondell Chemical Co................ 16,555    $   375,136
Scotts Miracle-Gro Co., Class A.....  6,300        266,616
                                               ------------
                                               $   641,752
                                               ------------


COMMERCIAL SERVICES & SUPPLIES -- 6.9%
Career Education Corp.* ............  5,630    $   168,281
Ceridian Corp.* ....................  5,840        142,730
ITT Educational Services, Inc.* ....  2,970        195,456
Jacobs Engineering Group, Inc.* .... 10,390        827,460
Manpower, Inc.......................  9,945        642,447
MPS Group, Inc.* ................... 18,120        272,887
Pharmaceutical Product
 Development, Inc................... 12,665        444,795
Plexus Corp.* ......................  3,375        115,459
Republic Services, Inc. - Class A...  8,505        343,092
                                               ------------
                                               $ 3,152,607
                                               ------------


COMMUNICATIONS EQUIPMENT -- 0.9%
Harris Corp.........................  7,950    $   330,004
Powerwave Technologies, Inc.* ......  6,450         58,824
                                               ------------
                                               $   388,828
                                               ------------


COMPUTERS & PERIPHERALS -- 2.4%
CSG Systems International, Inc.* ...  7,305    $   180,726
Imation Corp........................  8,325        341,741
Palm, Inc.* ........................  7,895        127,109
Western Digital Corp.* ............. 22,765        450,975
                                               ------------
                                               $ 1,100,551
                                               ------------



CONSUMER DURABLES & APPAREL -- 1.4%
Mohawk Industries, Inc.* ...........  6,395    $   449,888
Toll Brothers, Inc.* ...............  6,985        178,606
                                               ------------
                                               $   628,494
                                               ------------



DIVERSIFIED FINANCIALS -- 4.3%
AmeriCredit Corp.* ................. 17,070    $   476,594
Edwards, A.G., Inc..................  7,115        393,602
Jefferies Group, Inc................ 17,410        515,858
Raymond James Financial, Inc........ 18,547        561,418
                                               ------------
                                               $ 1,947,472
                                               ------------



ELECTRONIC EQUIPMENT & INSTRUMENTS-- 5.9%
Ametek, Inc.........................  9,745    $   461,718
Arrow Electronics, Inc.* ........... 15,340        493,948
Avnet, Inc.* ....................... 11,025        220,720
CommScope, Inc.* ...................  2,100         65,982
Energizer Holdings, Inc.* ..........  4,565        267,372
Lincoln Electric Holdings, Inc......  5,250        328,912
MEMC Electronic Materials, Inc.* ... 22,595        847,312
                                               -----------
                                               $ 2,685,964
                                               ------------



ENERGY -- 8.8%
ENSCO International, Inc............  5,660    $   260,473
Newfield Exploration Company* ...... 17,940        877,984
Noble Energy, Inc................... 12,080        566,069
Patterson-UTI Energy, Inc........... 13,775        389,970
Peabody Energy Corp................. 17,790        991,792
Pogo Producing Co................... 10,555        486,586
Western Gas Resources, Inc..........  7,065        422,840
                                               ------------
                                               $ 3,995,714
                                               ------------



FOOD, BEVERAGE & TOBACCO -- 2.1%
Hormel Foods Corp...................  6,330    $   235,096
PepsiAmericas, Inc.................. 10,255        226,738
Smithfield Foods, Inc.* ............ 16,500        475,695
                                               ------------
                                               $   937,529
                                               ------------

HEALTH CARE EQUIPMENT & SERVICES-- 4.7%
Community Health Systems, Inc.* ....  3,620    $   133,035
Covance, Inc.* .....................  4,850        296,917
DENTSPLY International, Inc.........  3,130        189,678
Health Net, Inc.* .................. 13,355        603,245
LifePoint Hospitals, Inc.* .........  8,705        279,692
Lincare Holdings, Inc.* ............  7,370        278,881
Triad Hospitals, Inc.* .............  9,435        373,437
                                               ------------
                                               $ 2,154,885
                                               ------------

HEAVY MACHINERY -- 0.7%
Joy Global, Inc.....................   6,040   $   314,624
                                               ------------


HOME CONSTRUCTION, FURNISHINGS
& APPLIANCES -- 0.4%
Beazer Homes USA, Inc...............  3,695    $   169,490
                                               ------------


HOTELS, RESTAURANTS & LEISURE -- 0.5%
Ruby Tuesday, Inc...................  8,705    $   212,489
                                               ------------


INSURANCE -- 8.2%
AmerUs Group Co.....................  2,435    $   142,569
First American Corp................. 15,755        665,964
HCC Insurance Holdings, Inc.........  9,610        282,918
Ohio Casualty Corp..................  7,415        220,448
Old Republic International Corp.....  9,698        207,246
PMI Group Inc., (The)...............  5,520        246,082
Protective Life Corp................  7,990        372,494
Radian Group, Inc...................  9,040        558,491
Stancorp Financial Group............  6,255        318,442
W.R. Berkley Corp................... 21,482        733,181
                                               ------------
                                               $ 3,747,835
                                               ------------


MATERIALS -- 4.4%
Airgas, Inc.........................  3,740    $   139,315
Crane Co............................  6,600        274,560
FMC Corp............................  7,365        474,232
Grant Prideco, Inc.* ...............  8,690        388,878
Martin Marietta Materials, Inc......  2,175        198,251
RPM International, Inc..............  6,235        112,230
Steel Dynamics, Inc.................  1,530        100,582
Timken Co., (The)...................  9,865        330,576
                                               ------------
                                               $ 2,018,624
                                               ------------


MEDICAL SUPPLIES -- 1.8%
Intuitive Surgical, Inc.*...........  5,215    $   615,214
ResMed, Inc.* ......................  4,000        187,800
                                               ------------
                                               $   803,014
                                               ------------


OIL & GAS -- 3.2%
AGL Resources, Inc..................  9,605    $   366,143
Helmerich & Payne, Inc..............  3,790        228,385
Pioneer Natural Resources Co........  6,730        312,339
Smith International, Inc............  3,785        168,319
Southwestern Energy Co.* ...........  9,360        291,658
Tidewater, Inc......................  2,295        112,914
                                               ------------
                                               $ 1,479,758
                                               ------------


PHARMACEUTICALS & BIOTECHNOLOGY -- 1.3%
Omnicare, Inc....................... 12,405    $   588,245
                                               ------------


REAL ESTATE -- 2.1%
New Plan Excel Realty Trust REIT.... 39,570    $   976,983
                                               ------------


RETAILING -- 8.1%

Abercrombie & Fitch Co. - Class A...  8,805    $   488,061
American Eagle Outfitters........... 16,800        571,872
AnnTaylor Stores Corp.* ............  5,325        230,999
Barnes & Noble, Inc.................  4,610        168,265
Callaway Golf Co....................  6,945         90,216
CDW Corp............................  4,315        235,815
Chico's FAS, Inc.* .................  7,335        197,898
Claire's Stores, Inc................ 16,595        423,338
GameStop Corp. - Class A* ..........  8,015        336,630
Michaels Stores, Inc................  5,330        219,809
MSC Industrial Direct Co.
 Inc. - Class A.....................  6,340        301,594
O'Reilly Automotive, Inc.* .........  8,615        268,702
Payless ShoeSource, Inc.* ..........  5,395        146,582
                                               ------------
                                               $ 3,679,781
                                               ------------


SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 1.5%
Intersil Corp. - Class A............  8,090    $   188,093
Lam Research Corp.* ................  6,665        310,722
Microchip Technology, Inc...........  5,140        172,447
                                               ------------
                                               $   671,262
                                               ------------


SOFTWARE & SERVICES -- 3.3%
Cognizant Technology Solutions Corp.* 6,745    $   454,411
Fair Isaac, Inc.....................  7,960        289,028
McAfee, Inc.* ...................... 13,150        319,151
Sybase, Inc.* ...................... 16,280        315,832
Transaction Systems Architects, Inc.* 3,425        142,788
                                               ------------
                                               $ 1,521,210
                                               ------------


TELECOMMUNICATION SERVICES -- 0.8%
ADTRAN, Inc......................... 10,910    $   244,711
Cincinnati Bell, Inc.* ............. 25,125        103,013
                                               ------------
                                               $   347,724
                                               ------------

TEXTILES, CLOTHING & FABRICS -- 1.0%
Polo Ralph Lauren Corp..............  8,140    $   446,886
                                               ------------


TRANSPORTATION -- 3.9%

Con-way, Inc........................  5,155    $   298,629
Hunt, J.B. Transport Services, Inc.. 31,605        787,281
Swift Transportation Co., Inc.* ....  7,135        226,608
Trinity Industries, Inc.............  5,185        209,474
YRC Worldwide, Inc.* ...............  6,515        274,347
                                               ------------
                                               $ 1,796,339
                                              ------------


UTILITIES -- 6.8%

Black Hills Corp.................... 12,670    $   434,961
Energy East Corp....................  9,665        231,283
Equitable Resources, Inc............  3,820        127,970
MDU Resources Group, Inc............ 19,332        707,745
Questar Corp........................ 12,450      1,002,101
Sierra Pacific Resources* .......... 20,025        280,350
Wisconsin Energy Corp...............  7,390        297,817
                                               ------------
                                               $ 3,082,227
                                               ------------


TOTAL EQUITY INTERESTS-- 100.3%
  (identified cost, $37,518,692)               $ 45,657,360

OTHER ASSETS, LESS LIABILITIES  -- (0.3%)         (153,053)
                                               ------------


NET ASSETS -- 100%                             $45,504,307
                                               ============




* Non-income-producing security.

See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------



                   STATEMENT OF ASSETS AND LIABILITIES

                        June 30, 2006 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value

  (identified cost $37,518,692) (Note 1A).     $ 45,657,360
  Cash....................................              855
  Receivable for fund shares sold.........           56,960
  Dividends receivable....................           43,077
  Other assets............................           15,085
                                               ------------
  Total assets............................     $ 45,773,337
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $     10,639
  Demand note payable.....................          224,000
  Payable to affiliate for Trustees' fees.               45
  Transfer agent fee payable..............            5,465
  Accrued expenses and other liabilities..           28,881
                                               ------------
  Total liabilities.......................     $    269,030
                                               ------------
NET ASSETS................................     $ 45,504,307
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 34,396,484
  Accumulated undistributed net realized gain on
   investments (computed on the basis of
   identified cost).......................        2,123,486
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     8,138,668
  Undistributed net investment income.....          845,669
                                               ------------
   Net assets applicable to
    outstanding shares....................     $ 45,504,307
                                               ============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        3,612,180
                                               ============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      12.60
                                               ============




See notes to financial statements


                       STATEMENT OF OPERATIONS

                Six Months Ended June 30, 2006 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $    222,024

Expenses -
  Investment adviser fee (Note 2):........     $    144,291
  Administrator fee (Note 2):.............           28,858
  Compensation of Trustees who are not employees
   of the investment adviser or administrator         6,543
  Custodian fee (Note 1D).................           29,919
  Distribution expenses (Note 3):.........           60,121
  Transfer and dividend disbursing agent fees        16,639
  Printing................................            2,896
  Interest expense........................            1,963
  Shareholder communications..............            6,990
  Audit services..........................           12,942
  Legal services..........................            3,349
  Registration costs......................           12,575
  Miscellaneous ..........................            3,172
                                               ------------
  Total expenses..........................     $    330,258
                                               ------------

Deduct -
  Reduction of custodian fee (Note 1D):...     $    (2,809)
  Reduction of distribution expenses
   by principal underwriter (Note 3):.....         (26,665)
                                               ------------
  Total deductions........................     $   (29,474)
                                               ------------
  Net expenses............................     $    300,784
                                               ------------
  Net investment loss.....................     $   (78,760)
                                               ------------



 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  2,197,553
  Change in unrealized depreciation of
   investments............................      (1,273,860)
                                               ------------

  Net realized and unrealized gain
   of investments.........................     $    923,693
                                               ------------

  Net increase in net assets from operations   $    844,933
                                               ============



See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2006      December 31, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $    (78,760)         $    (87,194)
     Net realized gain on investments...........................................        2,197,553             6,417,438
     Change in unrealized depreciation of investments...........................       (1,273,860)           (1,416,439)
                                                                                     --------------        --------------
       Net increase in net assets resulting from operations.....................     $    844,933          $  4,913,805
                                                                                     --------------        --------------
   Distributions to shareholders (Note 1F) -
     From net realized gain.....................................................     $ (2,514,840)         $ (5,390,227)
                                                                                     --------------        --------------
       Total distributions......................................................     $ (2,514,840)         $ (5,390,227)
                                                                                     --------------        --------------
   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $   (477,410)         $  4,630,188
                                                                                     --------------        --------------
   Net increase (decrease) in net assets........................................     $ (2,147,317)         $  4,153,766

NET ASSETS:

   At beginning of period.......................................................       47,651,624            43,497,858
                                                                                     --------------        --------------
   At end of period.............................................................     $ 45,504,307          $ 47,651,624
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF PERIOD................................................................     $    845,669          $    924,429
                                                                                     ==============        ==============



See notes to financial statements

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------




                                                Six Months
                                                   Ended                        Year Ended December 31,
FINANCIAL HIGHLIGHTS                           June 30, 2006    2005          2004        2003(6)      2002(6)     2001(6)
---------------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)

Net asset value, beginning of period........     $ 13.030     $ 13.226     $  11.870    $   9.270    $  11.580    $ 13.430
                                                 ---------    ---------    ---------    ---------    ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONs:

     Net investment loss(1) ................     $ (0.021)    $ (0.053)    $  (0.028)   $  (0.023)   $  (0.046)   $ (0.045)
     Net realized and unrealized gain (loss)        0.278        1.476         1.884        2.756       (1.831)     (1.322)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
         Total income (loss)
         from investment operations.........     $  0.257     $  1.423     $   1.856    $   2.733    $  (1.877)   $ (1.367)
                                                 ---------    ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:

     Distributions from capital gains.......     $ (0.687)    $ (1.619)    $  (0.500)   $  (0.133)   $  (0.433)   $ (0.483)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
         Total distributions................     $ (0.687)    $ (1.619)    $  (0.500)   $  (0.133)   $  (0.433)   $ (0.483)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period..............     $ 12.600     $ 13.030     $  13.226    $  11.870    $   9.270    $ 11.580
                                                 =========    =========    =========    =========    =========     =========
TOTAL RETURN(2) ............................        1.92%       11.09%        15.73%       30.06%      (16.98%)    (10.15%)

RATIOS/SUPPLEMENTAL DATA(1):

     Net assets, end of period (000 omitted)     $  45,504    $  47,652    $  43,498    $  38,190    $  32,817    $ 45,883
     Ratio of net expenses to average net assets    1.26%(8)      1.27%        1.26%        1.25%      1.26%(3)    1.26%(3)
     Ratio of net expenses after custodian fee
        reduction to average net assets(5)(7)       1.25%(8)      1.25%        1.25%        1.25%      1.25%(3)    1.25%(3)
     Ratio of net investment (loss) to average
        net assets..........................       (0.33%)(8)   (0.18%)       (0.23%)      (0.23%)      (0.44%)    (0.38%)
     Portfolio turnover rate  ..............           32%         110%          69%         106%       119%(4)     67%(4)

----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2006 and for the years ended December 31, 2005, 2004, 2003, 2002, and 2001, the operating expenses of the fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                   2006         2005          2004         2003         2002         2001
                                                   ----------------------------------------------------------------------

     Net investment loss per share..........     $ (0.028)    $ (0.111)    $  (0.050)   $  (0.057)   $  (0.064)    $ (0.057)
                                                 =========    =========    =========    =========    =========     =========

     Ratios (As a percentage of average net assets):

         Expenses...........................        1.37%(8)     1.45%         1.44%        1.59%        1.43%(3)     1.37%(3)
                                                 =========    =========    =========    =========    =========     =========

         Expenses after custodian fee reduction(5) 1.36%(8)      1.43%         1.43%        1.59%        1.42%(3)    1.36%(3)
                                                 =========    =========    =========    =========    =========     =========

         Net investment loss................       (0.44%)(8)   (0.38%)       (0.41%)      (0.57%)      (0.61%)      (0.49%)
                                                 =========    =========    =========    =========    =========     =========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each  period reported. Dividends and distributions,  if any, are assumed to be invested at the net asset value on the reinvestment date.
(3)Includes each fund's share of its corresponding portfolio's allocated expenses (Note 1).
(4)Represents portfolio turnover rate of the fund's corresponding portfolio (Note 1).
(5)Custodian fees were reduced by credits  resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net  expenses  to average  daily net  assets  reported  above is  computed without consideration of such credits.
(6)Certain per share amounts are based on average shares outstanding.
(7)Under a written  agreement in effect through the current fiscal year,  Wright waives a portion of its  advisory  fee and/or  distribution  fees and assumes operating  expenses to the extent  necessary to limit expense ratios to 1.25%
   after custodian fee reductions, if any.
(8)    Annualized.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (unaudited)



                                       Shares       Value

      EQUITY INTERESTS -- 99.2%

AUTOMOBILES & COMPONENTS -- 2.7%
Johnson Controls, Inc...............   5,285   $    434,533
Paccar, Inc.........................  15,315      1,261,650
                                               ------------
                                               $  1,696,183
                                               ------------

BANKS -- 9.3%
Bank of America Corp................ 63,260    $ 3,042,806
Capital One Financial Corp.......... 11,790      1,007,455
Golden West Financial Corp..........  3,645        270,459
SunTrust Banks, Inc.................  2,735        208,571
Wells Fargo & Co.................... 18,495      1,240,645
                                               ------------
                                               $ 5,769,936
                                               ------------

CAPITAL GOODS -- 1.1%
Cummins, Inc........................  3,865    $   472,496
Illinois Tool Works, Inc............  4,240        201,400
                                               ------------
                                               $   673,896
                                               ------------

CHEMICALS -- 0.2%
Air Products & Chemicals, Inc.......  1,860    $   118,891
                                               ------------


COMMERCIAL SERVICES & SUPPLIES -- 3.2%
First Data Corp.....................  4,390    $   197,726
Fisher Scientific International,Inc.* 1,310         95,695
Fluor Corp..........................  1,095        101,758
Robert Half International, Inc......  3,310        139,020
Tyco International, Ltd............. 14,475        398,062
United Technologies Corp............  8,405        533,045
Waste Management, Inc............... 14,795        530,845
                                               ------------
                                               $ 1,996,151
                                               ------------

COMMUNICATIONS EQUIPMENT -- 1.8%
Cisco Systems, Inc.* ............... 19,405    $   378,980
Motorola, Inc....................... 25,125        506,269
QUALCOMM, Inc.......................  3,535        141,647
Tellabs, Inc.* .....................  7,420         98,760
                                               ------------
                                               $  1,125,656
                                               ------------

COMPUTERS & PERIPHERALS -- 4.9%
Apple Computer, Inc.* ..............  4,545    $   259,610
Computer Sciences Corp.* ...........  5,915        286,523
Dell, Inc.* ........................ 10,680        260,699
Hewlett-Packard Co.................. 67,005      2,122,718
Network Appliance, Inc.* ...........  4,055        143,141
                                               ------------
                                               $  3,072,691
                                               ------------


COSMETICS & PERSONAL CARE -- 0.4%
Colgate-Palmolive Co................  4,090    $    244,991
                                               ------------


DIVERSIFIED FINANCIALS -- 10.8%
American Express Co.................  6,740    $   358,703
Bear Stearns Cos., Inc. (The).......  1,815        254,245
Citigroup, Inc...................... 53,109      2,561,978
Franklin Resources, Inc.............  3,330        289,077
Goldman Sachs Group, Inc., (The)....  9,565      1,438,863
JPMorgan Chase & Co.................  8,965        376,530
Lehman Brothers Holdings, Inc....... 15,505      1,010,151
Merrill Lynch & Co., Inc............  6,190        430,576
                                               ------------
                                               $ 6,720,123
                                               ------------

ELECTRONIC EQUIP. & INSTRUMENTS-- 1.1%
Agilent Technologies, Inc.* ........ 11,910    $   375,880
Nvidia Corp.* ...................... 14,750        314,027
                                               ------------
                                               $   689,907
                                               ------------

ENERGY -- 11.6%
Apache Corp.........................  2,918    $   199,153
ChevronTexaco Corp.................. 21,945      1,361,907
ConocoPhillips Co................... 16,830      1,102,870
EOG Resources, Inc..................  3,835        265,919
Exxon Mobil Corp.................... 41,875      2,569,031
Hess Corp...........................  2,750        145,337
Kerr-McGee Corp.....................  1,290         89,461
Occidental Petroleum Corp...........  5,670        581,458
Valero Energy Corp..................  8,030        534,156
Weatherford International, Ltd.* ...  6,990        346,844
                                               ------------
                                               $ 7,196,136
                                               ------------


ENTERTAINMENT & LEISURE -- 1.1%
CBS Corp. - Class B................. 10,475    $   283,349
Time Warner, Inc.................... 23,030        398,419
                                               ------------
                                               $   681,768
                                               ------------

FOOD & DRUG RETAILING -- 0.3%
Starbucks Corp.* ...................  4,755    $   179,549
                                               ------------


FOOD, BEVERAGE & TOBACCO -- 5.3%
Altria Group, Inc................... 16,025    $ 1,176,716
Archer-Daniels-Midland Co........... 36,700      1,514,976
Brown-Forman Corp. - Class B........    530         37,996
Kellogg Co..........................  3,945        191,056
PepsiCo, Inc........................  6,590        395,664
                                               ------------
                                               $ 3,316,408
                                               ------------

HEALTH CARE EQUIPMENT & SERVICES-- 6.4%
AmerisourceBergen Corp..............  5,950    $   249,424
Express Scripts, Inc.* .............  6,880        493,571
Humana, Inc.* ......................  8,450        453,765
Laboratory Corp. of America Holdings* 4,465        277,857
Manor Care, Inc.....................  6,715        315,068
McKesson Corp.......................  5,985        282,971
Quest Diagnostics, Inc..............  2,865        171,671
UnitedHealth Group, Inc............. 16,246        727,496
Wellpoint, Inc.* ................... 13,950      1,015,141
                                               ------------
                                               $ 3,986,964
                                               ------------

HEAVY MACHINERY -- 3.9%
Black & Decker Corp.................  3,725    $   314,614
Caterpillar, Inc.................... 22,020      1,640,050
Ingersoll-Rand Co. - Class A........ 11,505        492,184
                                               ------------
                                               $ 2,446,848
                                               ------------


HOME CONSTRUCTION, FURNISHINGS
& APPLIANCES -- 0.4%
Whirlpool Corp......................  3,110    $   257,042
                                               ------------



HOTELS, RESTAURANTS & LEISURE -- 0.2%
Darden Restaurants, Inc.............  2,960    $   116,624
                                               ------------


INSURANCE -- 5.4%

AFLAC, Inc..........................  7,985    $   370,105
AMBAC Financial Group, Inc..........  6,950        563,645
Chubb Corp..........................  4,690        234,031
Cincinnati Financial Corp...........  4,320        203,083
Hartford Financial Services
 Group, Inc.........................  2,140        181,044
MetLife, Inc........................  7,590        388,684
Progressive Corp.................... 47,110      1,211,198
Torchmark Corp......................  3,975        241,362
                                               ------------
                                               $ 3,393,152
                                               ------------


MATERIALS -- 1.1%
Ball Corp...........................  2,595    $    96,119
Nucor Corp..........................  8,710        472,518
Sigma-Aldrich Corp..................  1,625        118,040
                                               ------------
                                               $   686,677
                                               ------------

MEDICAL SUPPLIES -- 0.7%
Danaher Corp........................  5,200    $   334,464
Patterson Cos, Inc.* ...............  2,120         74,052
                                               ------------
                                               $   408,516
                                               ------------


METALS -- 0.4%
Allegheny Technologies, Inc.........  1,955    $   135,364
Phelps Dodge Corp...................  1,245        102,289
                                               ------------
                                               $   237,653
                                               ------------

PHARMACEUTICALS & BIOTECHNOLOGY-- 8.0%
Abbott Laboratories.................  5,605    $   244,434
Amgen, Inc.* .......................  9,105        593,919
Applera Corp.-Applied Biosystems
 Group.............................. 14,905        482,177
Barr Laboratories, Inc.* ...........  6,360        303,308
Bristol-Myers Squibb Co............. 13,470        348,334
Eli Lilly & Co......................  5,220        288,509
Gilead Sciences, Inc.* .............  8,325        492,507
Johnson & Johnson, Inc.............. 10,035        601,297
King Pharmaceuticals, Inc.* ........ 14,740        250,580
Merck & Co., Inc....................  8,815        321,130
Pfizer, Inc......................... 44,230      1,038,078
                                               ------------
                                               $  4,964,273
                                               ------------

REAL ESTATE -- 0.5%
Archstone-Smith Trust REIT..........  2,495    $   126,921
Equity Office Properties Trust REIT.  5,165        188,574
                                               ------------
                                               $   315,495
                                               ------------

RETAILING -- 5.8%
Best Buy Co., Inc...................  5,300    $   290,652
Costco Wholesale Corp...............  3,025        172,818
CVS Corp............................  8,400        257,880
Federated Department Stores, Inc....  2,190         80,154
Home Depot, Inc..................... 31,200      1,116,648
J.C. Penney Co., Inc................  5,625        379,744
Limited Brands, Inc.................  3,880         99,289
Lowe's Cos., Inc....................  4,810        291,823
Nordstrom, Inc......................  8,550        312,075
Office Depot, Inc.* ................ 12,320        468,160
Staples, Inc........................  6,195        150,662
                                               ------------
                                               $ 3,619,905
                                               ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 2.3%
Intel Corp.......................... 33,155    $   628,287
LSI Logic Corp* .................... 20,310        181,775
Texas Instruments, Inc.............. 19,895        602,620
                                               ------------
                                               $ 1,412,682
                                               ------------

SOFTWARE & SERVICES -- 1.0%
International Game Technology.......  8,605    $   326,474
Oracle Corp.* ...................... 20,385        295,379
                                               ------------
                                               $   621,853
                                               ------------

TELECOMMUNICATION SERVICES -- 3.6%
Alltel Corp.........................  5,020    $   320,427
AT&T, Inc........................... 52,000      1,450,280
Corning, Inc.* ..................... 20,585        497,951
                                               ------------
                                               $ 2,268,658
                                               ------------

TRANSPORTATION -- 3.3%
Burlington Northern Santa Fe Corp...  6,120    $   485,010
CSX Corp............................  2,880        202,867
FedEx Corp..........................  5,045        589,559
Norfolk Southern Corp...............  8,990        478,448
United Parcel Service, Inc. - Class B 4,035        332,202
                                               ------------
                                               $ 2,088,086
                                               ------------

UTILITIES -- 2.4%
Duke Energy Corp....................  5,345    $   156,983
Exelon Corp......................... 18,781      1,067,324
FirstEnergy Corp....................  2,230        120,888
Sempra Energy.......................  3,515        159,862
                                               ------------
                                               $ 1,505,057
                                               ------------

TOTAL EQUITY INTERESTS-- 99.2%
  (identified cost, $54,187,022)....           $61,811,771

OTHER ASSETS, LESS LIABILITIES -- 0.8%             480,810
                                               ------------


NET ASSETS -- 100%                             $62,292,581
                                               ============




* Non-income-producing security.

See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------


                 STATEMENT OF ASSETS AND LIABILITIES

                      June 30, 2006 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
  (identified cost $54,187,022) (Note 1A).     $ 61,811,771
  Cash....................................          108,742
  Receivable for investments sold.........        5,289,689
  Receivable for fund shares sold.........           86,160
  Receivable from investment adviser......            8,852
  Dividends receivable....................           54,992
  Prepaid expenses........................           15,394
                                               ------------
  Total assets............................     $ 67,375,600
                                               ------------


LIABILITIES:
  Payable for investments purchased.......     $  3,015,315
  Payable for fund shares reacquired......        2,036,858
  Transfer agent fee......................            5,643
  Accrued expenses and other liabilities..           25,203
                                               ------------
  Total liabilities.......................     $  5,083,019
                                               ------------
NET ASSETS................................     $ 62,292,581
                                               ============


NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 77,913,729
  Accumulated undistributed net realized loss on
   investments (computed on the basis
   of identified cost)....................     (23,059,647)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     7,624,749
  Distributions in excess of net
   investment income......................        (186,250)
                                               ------------

 Net assets applicable to outstanding shares   $ 62,292,581
                                               ============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        4,938,263
                                               ============

  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      12.61
                                               ============


See notes to financial statements

                    STATEMENT OF OPERATIONS

           Six Months Ended June 30, 2006 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):

  Dividend income.........................     $    502,586
                                               ------------

Expenses -
  Investment adviser fee (Note 2):........     $    202,296
  Administrator fee (Note 2):.............           40,459
  Compensation of Trustees not employees of the
   investment adviser or administrator....            6,543
  Custodian fee (Note 1D):................           43,827
  Distribution expenses (Note 3):.........           84,290
  Transfer and dividend disbursing agent fees        13,723
  Printing................................            1,181
  Interest expense........................            2,490
  Shareholder communications..............            3,253
  Audit services..........................           13,471
  Legal services..........................            3,626
  Registration costs......................           16,158
  Miscellaneous ..........................            4,009
                                               ------------
  Total expenses..........................     $    435,326
                                               ------------


Deduct -
  Reduction of custodian fee (Note 1D):...     $    (5,273)
  Allocation of expenses to the
   investment adviser (Note 2):...........          (8,852)
                                               ------------
  Total deductions........................     $   (14,125)
                                               ------------
  Net expenses............................     $    421,201
                                               ------------
  Net investment income...................     $     81,385
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $  7,367,653
  Change in unrealized appreciation of
   investments............................      (6,381,449)
                                               ------------
  Net realized and unrealized gain of
   investments............................     $    986,204
                                               ------------

  Net increase in net assets from operations   $  1,067,589
                                               ============



See notes to financial statements

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2006      December 31, 2005

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $     81,385           $    431,620
     Net realized gain on investments...........................................        7,367,653              3,605,530
     Change in unrealized appreciation (depreciation) on investments............       (6,381,449)                59,679
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $  1,067,589           $  4,096,829
                                                                                     --------------         --------------
   Distributions to shareholders -
     From net investment income.................................................     $    (79,695)          $   (485,388)
                                                                                     --------------         --------------
       Total distributions......................................................     $    (79,695)          $   (485,388)
                                                                                     --------------         --------------
   Net decrease in net assets from fund share transactions (Note 4).............     $ (5,436,897)          $ (2,372,715)
                                                                                     --------------         --------------
   Net increase (decrease) in net assets........................................     $ (4,449,003)          $  1,238,726

NET ASSETS:

   At beginning of period.......................................................       66,741,584             65,502,858
                                                                                     --------------         --------------
   At end of period.............................................................     $ 62,292,581           $ 66,741,584
                                                                                     --------------         --------------
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF PERIOD.............................................................     $   (186,250)          $   (187,940)
                                                                                     ==============         ==============




See notes to financial statements


WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------



                                                 Six Months
                                                   Ended                   Year Ended December 31,
FINANCIAL HIGHLIGHTS                         June 30, 2006(4)   2005          2004        2003(4)      2002(4)     2001(4)
------------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)

Net asset value, beginning of period........     $ 12.420     $ 11.780     $  10.530    $   8.570    $  11.380     $ 13.690
                                                 ---------    ---------    ---------    ---------    ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment income (loss)(1) .......     $  0.015     $  0.077     $   0.053    $   0.029    $   0.024     $ (0.009)
     Net realized and unrealized gain (loss)        0.190        0.651         1.247        1.958       (2.812)      (2.301)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
         Total income (loss)
         from investment operations.........     $  0.205     $  0.728     $   1.300    $   1.987    $  (2.788)    $ (2.310)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS:
     Dividends from investment income.......     $ (0.015)    $ (0.088)    $  (0.050)   $  (0.027)   $  (0.022)    $  -
                                                 ---------    ---------    ---------    ---------    ---------     ---------
         Total distributions................     $ (0.015)    $ (0.088)    $  (0.050)   $  (0.027)   $  (0.022)    $  -
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period..............     $ 12.610     $ 12.420     $  11.780    $  10.530    $   8.570     $ 11.380
                                                 =========    =========    =========    =========    =========     =========

TOTAL RETURN(3) ............................        1.65%        6.20%        12.36%       23.20%      (24.50%)     (16.87%)

RATIOS/SUPPLEMENTAL DATA(1):

     Net assets, end of period (000 omitted)     $  62,293    $  66,742    $  65,503    $  71,539    $  66,609    $  95,121
     Ratio of net expenses to average net assets     1.27%(6)     1.26%        1.25%        1.25%        1.22%        1.13%
     Ratio of net expenses after custodian fee
        reduction to average net assets(2)(5)        1.25%(6)     1.25%        1.25%        1.25%        1.22%        1.13%
     Ratio of net investment income (loss) to
        average net assets .................         0.24%(6)     0.66%        0.49%        0.31%        0.25%       (0.08%)
     Portfolio turnover rate................           69%          82%          74%         143%         130%          78%

----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2006 and for the years ended December 31, 2005, 2004 and 2003, the operating expenses of the Fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2006         2005          2004         2003
                                                   ----------------------------------------------

     Net investment income per share........     $  0.011     $  0.077     $   0.050    $   0.024
                                                 =========    =========    =========    =========

     Ratios (As a percentage of average net assets):

       Expenses.............................        1.29%(6)     1.26%         1.28%        1.31%
                                                 =========    =========    =========    =========
       Expenses after custodian fee reduction(2)    1.28%(6)     1.25%         1.28%        1.31%
                                                 =========    =========    =========    =========
       Net investment income................        0.22%(6)     0.66%         0.46%        0.26%
                                                 =========    =========    =========    =========

---------------------------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(3)Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(4)Certain per share amounts are based on average shares outstanding.
(5)Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any.
(6)Annualized

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (unaudited)



                                      Shares       Value

       EQUITY INTERESTS -- 97.6%

AUSTRALIA -- 4.6%
BHP Billiton, Ltd...................102,415    $ 2,206,587
Commonwealth Bank of Australia...... 21,064        694,994
QBE Insurance Group, Ltd............161,794      2,464,199
Rio Tinto Ltd....................... 20,731      1,198,283
Westfield Group.....................153,383      1,974,856
                                              ------------
                                               $ 8,538,919
                                               ------------


AUSTRIA -- 1.3%
Boehler-Uddeholm AG.................  7,089    $   387,501
OMV AG (Stammaktie)................. 33,198      1,975,983
                                               ------------
                                               $ 2,363,484
                                               ------------


BELGIUM -- 1.7%
Fortis.............................. 73,982    $ 2,518,174
InBev NV............................ 13,200        647,278
                                               ------------
                                               $ 3,165,452
                                               ------------

CANADA -- 7.5%
Biovail Corp........................139,868    $ 3,277,547
Encana Corp......................... 61,918      3,272,673
Gildan Activewear, Inc.* ...........  6,080        288,610
Husky Energy, Inc................... 34,855      2,195,793
IPSCO, Inc..........................  5,362        515,275
National Bank of Canada............. 13,841        709,412
Nexen Inc. (Common)................. 11,524        651,794
Penn West Energy Trust.............. 15,778        637,022
Royal Bank of Canada................ 16,660        678,924
Talisman Energy, Inc................ 43,514        762,209
Teck Cominco Ltd. - Class B......... 16,212        976,423
                                               ------------
                                               $13,965,682
                                               ------------


CAYMAN ISLANDS -- 0.4%
Kingboard Chemicals Holdings Ltd....243,000    $   685,168
                                               ------------


DENMARK -- 2.7%
Danske Bank Ag (Stammaktie).........125,695    $ 4,783,251
Topdanmark A/S* ....................  1,697        236,496
                                               ------------
                                               $ 5,019,747
                                               ------------


FINLAND -- 1.3%
Rautaruukki Oyj..................... 15,450    $   466,616
Yit Oyj* ........................... 80,796      1,980,449
                                               ------------
                                               $ 2,447,065
                                               ------------


FRANCE -- 4.9%
Axa (Actions Ordinaires)............ 29,511    $   968,261
BNP Paribas......................... 23,246      2,224,804
Gecina SA...........................  3,964        519,021
Sanofi-Aventis......................  4,058        395,903
Schneider Electric SA...............  7,979        831,491
Societe Generale de France
 (Actions Ord.)..................... 17,585      2,585,782
Vallourec SA........................    878      1,055,295
Vinci...............................  5,496        566,062
                                               ------------
                                               $ 9,146,619
                                               ------------

GERMANY -- 9.1%
Allianz Ag Holding (Namensaktie)....  7,361    $ 1,162,588
BASF AG (Stammaktie)................ 22,152      1,778,222
Continental AG (Stammaktie)......... 18,760      1,917,079
DaimlerChrysler AG (Namenaktie)..... 18,346        906,187
Deutsche Bank AG (Stammaktie)....... 27,275      3,069,016
Deutsche Boerse AG.................. 17,030      2,319,081
E. On AG (Stammaktie)............... 43,823      5,044,206
Suedzucker AG....................... 31,587        700,340
                                               ------------
                                               $16,896,719
                                               ------------

GREECE -- 0.0%
Intralot SA Integrated Lottery......      4    $       107
                                               ------------


IRELAND -- 0.6%
Bank of Ireland (Cap. Stock)........ 38,197    $   681,326
Fyffes PLC..........................288,844        509,676
                                               ------------
                                               $ 1,191,002
                                               ------------

ITALY -- 3.0%
Eni Spa (Azioni Ordinarie)..........186,918    $ 5,504,232
                                               ------------


JAPAN -- 22.2%
Aisin Seiki Co Ltd.................. 21,400    $   636,487
Asics Corp..........................146,000      1,489,183
Canon, Inc. (Common)................ 78,450      3,849,928
Denso Corp.......................... 12,800        418,773
Fanuc Ltd...........................  8,200        737,401
Honda Motor Co., Ltd. (Common)...... 58,000      1,841,753
Ibiden Co., Ltd. (Common)........... 56,800      2,732,800
Kddi Corp...........................    297      1,826,453
Komatsu Ltd.........................139,000      2,766,260
Leopalace21 Corp.................... 22,700        784,368
Makita Corp......................... 49,800      1,577,011
Marubeni Corp....................... 60,000        320,168
Mitsubishi Corp..................... 64,500      1,289,266
Mitsubishi Rayon Co. Ltd............ 96,000        782,679
Mitsui OSK Lines, Ltd...............189,000      1,286,288
Ngk Spark Plug Co. Ltd.............. 28,000        563,356
Nippon Shokubai Co., Ltd............ 57,000        697,572
Nippon System Development Co., Ltd..  8,800        305,612
Nippon Seiki........................ 13,000        257,578
Nissan Chemical Industries, Ltd..... 29,000        361,755
ORIX Corp.(Common)..................  9,300      2,273,849
Sankyo Co., Ltd. ................... 14,600        928,505
Shinko Electric Industries Co., Ltd. 32,500        943,883
Sumitomo Corp.......................104,000      1,372,838
Sumitomo Heavy Industries, Ltd......159,000      1,471,565
Sumitomo Metal Industries Ltd.......129,000        532,633
Takeda Chemicals Industries,
 Ltd. (Com.)........................ 23,600      1,469,903
Toyota Motor Corp. (Common)......... 72,100      3,777,973
Tsumura & CO........................ 14,000        399,248
Yamada Denki Co., Ltd. (Common)..... 20,000      2,041,727
Yamaha Motor Co., Ltd............... 57,200      1,496,112
                                               ------------
                                               $41,232,927
                                               ------------

NETHERLANDS -- 4.4%
Aegon NV............................ 62,563    $ 1,069,549
ING Groep NV (Aandeel)..............141,704      5,567,963
Koninklijke Philips Electronics NV.. 41,465      1,295,260
Royal Dutch Shell Plc - A Shs.......  8,866        298,150
                                               ------------
                                               $ 8,230,922
                                               ------------

NORWAY -- 2.7%
Norsk Hydro Asa (Ordinaere Aksje)* . 40,491    $ 1,073,669
Orkla ASA........................... 12,181        564,751
Statoil ASA.........................119,878      3,400,261
                                               ------------
                                               $ 5,038,681
                                               ------------

PORTUGAL -- 0.6%
Energias de Portugal SA.............290,097    $ 1,138,763
                                               ------------


SINGAPORE -- 1.0%
Capitaland Ltd......................237,000    $   674,424
Keppel Land Ltd. (Ordinary).........135,000        344,895
Singapore Petroleum Co. Ltd.........236,000        753,660
                                               ------------
                                               $ 1,772,979
                                               ------------

SPAIN -- 4.0%
ACS, Actividades de Construccion
 y Servicios SA..................... 17,527    $   730,819
Ebro Puleva SA...................... 23,202        476,159
Endesa SA...........................  9,177        319,052
Inmobiliaria Colonial SA............  8,635        685,655
Metrovacesa SA...................... 10,355        934,774
Repsol YPF SA (Accion).............. 78,618      2,250,753
Sacyr Vallehermoso SA............... 21,756        726,892
Union Fenosa, S.A................... 35,599      1,377,395
                                               ------------
                                               $ 7,501,499
                                               ------------


SWEDEN -- 3.9%
Atlas Copco AB - Class A............ 21,591    $   599,463
Kungsleden AB* .....................123,021      1,443,097
SKF AB..............................160,711      2,532,217
Tele2 AB - Class B.................. 74,628        753,693
TeliaSonera AB......................352,578      2,001,880
                                               ------------
                                               $ 7,330,350
                                               ------------


SWITZERLAND -- 2.5%
UBS AG* ............................ 16,152    $ 1,766,831
Zurich Financial Services
 (Inhaberaktie)..................... 13,488      2,950,844
                                               ------------
                                               $ 4,717,675
                                               ------------


UNITED KINGDOM -- 19.2%
Anglo American PLC (Ordinary).......129,882    $ 5,328,152
AstraZeneca PLC..................... 22,298      1,346,115
Barratt Developments PLC............154,743      2,713,223
Bellway PLC (Ordinary).............. 76,098      1,632,666
BG Group PLC........................ 77,733      1,038,746
BHP Billiton PLC.................... 38,031        737,869
Boots Group PLC.....................141,777      2,017,811
BP PLC (Ordinary)...................150,889      1,759,579
British American Tobacco PLC........146,825      3,698,650
George Wimpey PLC................... 41,309        347,443
Hammerson PLC....................... 17,917        392,358
Hanson PLC.......................... 23,003        279,309
Land Securities Group PLC........... 74,854      2,483,725
Man Group PLC....................... 81,250      3,829,031
Persimmon PLC (Ordinary)............140,908      3,216,006
Royal & Sun Alliance Insurance
 Group PLC..........................612,685      1,524,143
Royal Dutch Shell PLC............... 37,397      1,307,960
Scottish Power PLC.................. 86,942        937,485
Taylor Woodrow PLC..................174,465      1,077,757
                                               ------------
                                               $35,668,028
                                               ------------

TOTAL EQUITY INTERESTS-- 97.6%
   (identified cost, $160,785,499)..           $181,556,020
                                               ------------
OTHER ASSETS, LESS LIABILITIES -- 2.4%           4,392,409
                                               ------------

NET ASSETS -- 100%                             $185,948,429
                                               ============




* Non-income-producing security.

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------


                    STATEMENT OF ASSETS AND LIABILITIES

                          JUNE 30, 2006 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost $160,785,499) (Note 1A)  $  181,556,020
  Cash....................................        3,527,943
  Foreign currency, at value (cost $135,293)
   (Note 1)...............................          136,325
  Receivable for fund shares sold.........          474,513
  Dividends receivable....................          153,051
  Prepaid expenses........................           19,390
  Other assets............................            7,154
  Tax reclaim receivable..................          120,463
                                               ------------
    Total assets..........................     $185,994,859
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $      8,396
  Payable for open forward foreign
   current contracts......................              912
  Transfer agent fee payable..............            6,030
  Accrued expenses and other liabilities..           31,092
                                               ------------
    Total liabilities.....................     $     46,430
                                               ------------

NET ASSETS................................     $185,948,429
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $165,971,978
  Accumulated undistributed net realized loss on
   investments and foreign currency (computed on
   the basis of identified cost)..........      (3,705,127)
  Unrealized appreciation of investments and
   translation of assets and liabilities in foreign
   currencies (computed on the basis of
   identified cost).......................       20,781,800
  Undistributed net investment income.....        2,899,778
                                               ------------

   Net assets applicable to
     outstanding shares...................     $185,948,429
                                               ============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        9,287,928
                                               ============
  NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $      20.02
                                               ============


See notes to financial statements

                       STATEMENT OF OPERATIONS

                SIX MONTHS ENDED JUNE 30, 2006 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Dividend income.........................     $  3,081,180
  Less: Foreign Taxes.....................        (341,884)
                                               ------------
  Investment income.......................     $  2,739,296
                                               ------------


Expenses -
  Investment adviser fee (Note 2):........     $    547,527
  Administrator fee (Note 2):.............           97,836
  Compensation of Trustees not employees of
   the investment adviser or administrator            6,498
  Custodian fee (Note 1D):................          134,353
  Distribution expenses (Note 3):.........          172,311
  Transfer and dividend disbursing agent fees        19,613
  Printing................................            4,172
  Interest expense........................              957
  Shareholder communications..............            7,240
  Audit services..........................           15,329
  Legal services..........................            3,620
  Registration costs......................           23,781
  Miscellaneous ..........................            3,619
                                               ------------
  Total expenses..........................     $  1,036,856
                                               ------------

Deduct -
  Reduction of custodian fee (Note 1D):...     $   (76,413)
                                               ------------
  Net expenses............................     $    960,443
                                               ------------
  Net investment income...................     $  1,778,853
                                               ------------


 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain -
   Investment transactions
     (identified cost basis)..............     $  7,878,569
   Foreign currency transactions..........         (33,858)
                                               ------------
  Net realized gain.......................     $  7,844,711
  Change in unrealized appreciation -
   Investments (identified cost basis)....        4,231,917
   Foreign currency.......................            7,706
                                               ------------

  Net change in unrealized appreciation...     $  4,239,623
                                               ------------

  Net realized and unrealized gain
    of investments........................     $ 12,084,334
                                               ------------

  Net increase in net assets from operations   $ 13,863,187
                                               ============



See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2006      December 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income .....................................................     $  1,778,853           $    596,164
     Net realized gain on investments and foreign currency transactions.........        7,844,711              7,843,984
     Change in unrealized appreciaiton on investments and translation of assets
       and liabilities in foreign currencies ...................................        4,239,623              6,726,396
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $ 13,863,187           $ 15,166,544
                                                                                     --------------         --------------
   Distributions to shareholders
     From net investment income.................................................     $ (1,004,815)          $   (704,313)
                                                                                     --------------         --------------
       Total distributions......................................................     $ (1,004,815)          $   (704,313)
                                                                                     --------------         --------------
   Net increase in net assets from fund share transactions (Note 4) ............     $ 63,192,679           $ 33,169,454
                                                                                     --------------         --------------
   Net increase in net assets...................................................     $ 76,051,051           $ 47,631,685

NET ASSETS:

   At beginning of period.......................................................      109,897,378             62,265,693
                                                                                     --------------         --------------
   At end of period.............................................................     $185,948,429           $109,897,378
                                                                                     ==============         ==============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS
AT END OF PERIOD................................................................     $  2,899,778           $  2,125,740
                                                                                     ==============         ==============

See notes to financial statements

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
-------------------------------------------------------------------------------




                                                Six Months
                                                   Ended                   Year Ended December 31,
FINANCIAL HIGHLIGHTS                           June 30, 2006   2005(1)        2004        2003(1)      2002(1)     2001(1)
-------------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)

Net asset value, beginning of period........      $ 18.060     $ 15.070      $12.890      $ 9.840     $ 11.510     $ 15.180
                                                 ---------    ---------     ---------    ---------    ---------    ---------

INCOME (LOSS)  FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..........      $  0.249     $  0.129      $ 0.128      $ 0.073     $  0.070     $ (0.023)
     Net realized and unrealized gain (loss)         1.862        3.028        2.140        3.044       (1.740)      (3.647)
                                                 ---------    ---------     ---------    ---------    ---------    ---------
         Total income (loss)
            from investment operations......      $  2.111     $  3.157      $ 2.268      $ 3.117     $ (1.670)    $ (3.670)
                                                 ---------    ---------     ---------    ---------    ---------    ---------

LESS DISTRIBUTIONS:
     Dividends from investment income.......      $ (0.151)    $ (0.167)      (0.088)     $(0.067)     $ -          $ -
                                                 ---------    ---------     ---------    ---------    ---------    ---------
         Total distributions................      $ (0.151)    $ (0.167)     $(0.088)     $(0.067)     $ -          $ -
                                                 ---------    ---------     ---------    ---------    ---------    ---------
Net asset value, end of period..............      $ 20.020     $ 18.060      $15.070      $12.890      $ 9.840      $11.510
                                                 =========    =========     =========    =========    =========    =========
Total return(2) ............................        11.72%       21.13%       17.71%       31.96%      (14.51%)     (24.18%)

Ratios/Supplemental Data

     Net assets, end of period (000 omitted)      $185,948     $109,897     $ 62,266      $ 54,586     $ 50,835    $ 66,828
     Ratio of net expenses to average net assets     1.50%(6)     1.66%        1.72%         1.80%       1.66%(3)   1.56%(3)
     Ratio of net expenses after custodian fee
       reduction to average net assets(4) ..         1.39%(6)     1.62%        1.71%        1.80%        1.65%       -
     Ratio of net investment income (loss) to average
        net assets..........................         2.57%(6)     0.81%        0.97%        0.81%        0.65%      (0.18%)
     Portfolio turnover rate  ..............           68%          99%         121%          77%          62%(5)     39%(5)

---------------------------------------------------------------------------------------------------------------------------------

(1)Certain per share amounts are based on average shares outstanding.
(2)Total return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each  period reported. Dividends and distributions,  if any, are assumed to be invested at the net asset value on the reinvestment date.
(3)Includes  the  fund's  share  of its  corresponding  Portfolio's  allocated expenses (Note 1).
(4)Custodian fees were reduced by credits  resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1D). The computation of net  expenses  to average  daily net  assets  reported  above is  computed without consideration of such credits.
(5)Represents portfolio turnover rate of the fund's corresponding portfolio (Note 1).
(6)Annualized.


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WSBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Funds seek to provide total return consisting of price appreciation and current income. Prior to December 20, 2002, WSBC and WIBC invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolios and maintain the same investment objectives.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

D. Expense Reduction - Investors Bank & Trust (IBT) serves as custodian to the Funds. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Trust, for federal income tax purposes, had capital loss carryovers of $30,269,711 (WMBC)and $11,465,196 (WIBC) which will reduce the Funds' taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

     12/31          WSBC            WMBC           WIBC
-------------------------------------------------------------------------------
     2009           $  -       $10,435,545      $      -
     2010              -        17,603,398        9,901,904
     2011              -         2,230,768        1,563,292
-------------------------------------------------------------------------------

     At December 31, 2005, net currency losses of $(28,467) for WIBC attributable to security transactions incurred after October 31, 2005 are treated as arising on the first day of the fund's current taxable year. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

G.   Other - Investment transactions are accounted for on a trade-date basis.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Interim Financial Information - The interim financial statements relating to June 30, 2006 and for the six month period then ended have not been audited by an independent registered public accounting firm but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to an Investment Advisory Contract. Wright furnishes the Funds with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2006, the effective annual rate was 0.79% for WIBC and 0.60% for WSBC and WMBC. Wright has been allocated expenses of $8,852 on behalf of WMBC. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2006, the effective rate was 0.12% for WSBC and WMBC, and 0.14% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, an annual rate of 0.25% of each fund's average daily net assets for activities primarily intended to result in the sale of each fund's shares. Under a written agreement in effect through the current fiscal year, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 1.25% after custodian fee reductions, if any, for both WSBC and WMBC. Pursuant to this agreement, the principal underwriter made a reduction of its fees of $26,665 on behalf of WSBC. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 2006, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in fund shares were as follows:

                                                                       For the
                                                                  Six Months Ended                     Year Ended
                                                                    June 30, 2006                   December 31, 2005
                                                             ----------------------------         ---------------------
                                                              Shares            Amount          Shares            Amount
---------------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund

   Sold...................................................     428,826    $   5,558,984       1,994,101     $  26,725,001
   Issued to shareholders in payment of
    distributions declared................................     175,477        2,232,069         362,284         4,698,930
   Redemptions............................................    (649,164)      (8,268,463)     (1,988,270)      (26,793,743)
                                                            ------------  ---------------    ------------   ---------------
     Net increase (decrease)..............................     (44,861)   $    (477,410)        368,115     $   4,630,188
                                                            ============  ===============    ============   ===============


Wright Major Blue Chip Equities Fund

   Sold...................................................     409,093    $   4,793,843         746,933     $   8,790,299
   Issued to shareholders in payment of
     distributions declared ..............................       4,956           64,573          32,288           390,542
   Redemptions............................................    (847,638)     (10,295,313)       (969,256)      (11,553,556)
                                                            ------------  ---------------    ------------   ---------------
     Net decrease.........................................    (433,589)   $  (5,436,897)       (190,035)    $  (2,372,715)
                                                            ============  ===============    ============   ===============


Wright International Blue Chip Equities Fund

   Sold...................................................   4,054,657    $  79,508,019       2,853,233     $  47,557,242
   Issued to shareholders in payment of
     distributions declared...............................      42,438          815,684          33,842           523,875
   Redemptions............................................    (892,907)     (17,131,024)       (936,442)      (14,911,663)
                                                            ------------  ---------------    ------------   ---------------
     Net increase.........................................   3,204,188    $  63,192,679       1,950,633     $  33,169,454
                                                            ============  ===============    ============   ===============


-------------------------------------------------------------------------------

(5)  INVESTMENT TRANSACTIONS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                                           Six Months Ended June 30, 2006
                                    -------------------------------------------
                                     WSBC            WMBC                 WIBC
-------------------------------------------------------------------------------

      Purchases...............  $  15,318,236     $ 46,288,983    $ 158,744,512
                                 ============     ============     ============

      Sales...................  $  18,112,088     $ 52,908,209    $  91,993,491
                                 ============      ============    ============

-------------------------------------------------------------------------------

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2006, as computed on a federal income tax basis, are as follows:

                    WSBC            WMBC            WIBC
-------------------------------------------------------------------------------

Aggregate cost $ 37,518,692     $54,187,022     $160,785,499
                 ==========     ===========     =============

Gross unrealized
  appreciation    9,263,447       8,637,034       22,319,618
Gross unrealized
  depreciation   (1,124,779)     (1,012,285)      (1,549,097)
                 -----------    -----------     -----------
Net unrealized
  appreciation $  8,138,668     $ 7,624,749    $  20,770,521
                ===========    ============     ============

-------------------------------------------------------------------------------

The appreciation on currency for WIBC is $11,279.

(7)  LINE OF CREDIT

The funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. At June 30, 2006, WSBC had a balance outstanding pursuant to this line of credit of $224,000. WMBC and WIBC did not have significant borrowings or allocated fees during the six months ended June 30, 2006.

(8)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments.

(9)  FINANCIAL INSTRUMENTS

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, forward foreign currency contracts, credit default swaps, and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments for WIBC at June 30, 2006, is as follows:

  Forward Foreign Currency Exchange Contracts
------------------------------------------------
  Purchases
------------------------------------------------
  Settlement                                 Net Unrealized
  Dates       Deliver        In Exchange For   Depreciation
------------------------------------------------------------------------------
  7/3/06      Euro           United States Dollar
              10,938         13,706                   (281)
  7/3/06      British Pound  United States Dollar
              6,463          11,707                   (246)
  7/3/06      Japanese Yen   United States Dollar
              2,237,580      19,189                   (385)
-------------------------------------------------------------------------------
                                                   $  (912)

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (unaudited)



Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
----------------------------------------------------------------------------------------------------------------------------------


MORTGAGE-BACKED SECURITIES - 31.8%
------------------------------------
$     44,273      FHLMC Gold Balloon #M90710             5.000%      03-01-07       $ 99.15        $ 43,897         5.0%
      32,893      FHLMC Gold Balloon #M90724             5.500%      05-01-07         99.97          32,883         5.5%
     145,279      FHLMC Gold Balloon #M90767             4.500%      11-01-07         98.65         143,318         4.6%
     237,095      FHLMC Gold Balloon #M90802             4.000%      03-01-08         96.56         228,927         4.1%
     879,878      FHLMC Gold Balloon #M90937             5.000%      08-01-09         98.17         863,747         5.1%
     862,122      FHLMC Gold Balloon #M90941             4.500%      08-01-09         97.13         837,358         4.6%
     300,274      FHLMC Gold Pool #M90796                4.000%      02-01-08         97.33         292,243         4.1%
     262,835      FHLMC Pool #1B1291                     4.401%      11-01-33         98.00         257,585         4.5%
     669,513      FHLMC Pool #1G0233                     5.018%      05-01-35         97.93         655,661         5.1%
      59,730      FNMA Pool #254227                      5.000%      02-01-09         97.92          58,491         5.1%
     369,113      FNMA Pool #701043                      4.052%      04-01-33         98.28         362,763         4.1%
     507,131      FNMA Pool #745467                      5.858%      04-01-36         99.94         506,814         5.9%
     636,504      FNMA Pool #809324                      4.880%      02-01-35         98.38         626,221         5.0%

U.S. GOVERNMENT AGENCIES - 46.4%
--------------------------------
$    500,000      FHLB                                   4.875%      08-22-07       $ 99.32       $ 496,590         4.9%
   3,140,000      FHLB                                   4.000%      03-10-08         97.67       3,066,737         4.1%
   1,345,000      FHLMC                                  3.030%      06-11-08         95.58       1,285,593         3.2%
   2,335,000      FNMA                                   3.000%      11-22-06         99.08       2,313,597         3.0%

U.S. TREASURIES - 17.2%
-----------------------
$    635,000      U.S. Treasury Notes                    3.000%      11-15-07       $ 97.12         616,719         3.1%
   2,125,000      U.S. Treasury Notes                    3.375%      11-15-08         96.10       2,042,159         3.5%
                                                                                                 -----------

TOTAL INVESTMENTS (identified cost, $14,972,279)-- 95.4%                                        $14,731,303

OTHER ASSETS, LESS LIABILITIES-- 4.6%                                                               709,541
                                                                                                 -----------

NET ASSETS-- 100.0%                                                                             $15,440,844
                                                                                                 ===========

   FHLB   Federal Home Loan Bank
  FHLMC   Federal Home Loan Mortgage Corporation
   FNMA   Federal National Mortgage Association

See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
------------------------------------------------------------------------------




               STATEMENT OF ASSETS AND LIABILITIES

                    June 30, 2006 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
    (identified cost $14,972,279) (Note 1A)    $ 14,731,303
  Cash....................................          336,826
  Receivable for investments sold.........        2,843,646
  Receivable for fund shares sold.........            8,289
  Receivable from investment adviser......           13,669
  Interest receivable.....................           92,260
  Prepaid expenses........................           14,815
                                               ------------
    Total assets..........................     $ 18,040,808
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $  2,570,558
  Distributions payable...................           11,418
  Payable to affiliate for Trustees' fees.               36
  Transfer agent fee .....................            3,680
  Accrued expenses........................           14,272
                                               ------------
    Total liabilities.....................     $  2,599,964
                                               ------------
NET ASSETS................................     $ 15,440,844
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 17,472,526
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................      (1,748,669)
  Unrealized depreciation on investments
   (computed on the basis of identified cost)     (240,976)
  Undistributed net investment income.....         (42,037)
                                               ------------
   Net assets applicable to
    outstanding shares....................     $ 15,440,844
                                               ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING.        1,590,714
                                               ============

NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $       9.71
                                               ============



See notes to financial statements


                    STATEMENT OF OPERATIONS

             Six Months Ended June 30, 2006 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $    314,531
                                               ------------

  Expenses ---
   Investment adviser fee (Note 3)........     $     39,062
   Administrator fee (Note 3).............            7,812
   Compensation of Trustees not employees of
    the investment adviser or administrator           6,525
   Custodian fee (Note 1C)................           24,412
   Distribution expenses (Note 4).........           21,701
   Transfer and dividend disbursing agent fees       11,187
   Printing...............................            1,424
   Interest expense.......................            1,073
   Shareholder communications.............            2,406
   Audit services.........................           13,192
   Legal services.........................            2,444
   Registration costs.....................           11,723
   Miscellaneous..........................            2,310
                                               ------------
    Total expenses........................     $    145,271
                                               ------------

Deduct -
   Reduction of custodian fee (Note 1C):..     $    (3,315)
   Allocation of expenses to the
    investment adviser (Note 3)...........         (13,669)
   Reduction of investment adviser fee (Note 3)    (24,153)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....         (21,576)
                                               ------------

    Total deductions......................     $   (62,713)
                                               ------------

    Net expenses..........................     $     82,558
                                               ------------

      Net investment income...............     $    231,973
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (143,523)
  Change in unrealized appreciation
   of investments.........................           58,326
                                               ------------

   Net realized and unrealized loss of
    investments...........................     $   (85,197)
                                               ------------

    Net increase in net assets from
     operations...........................     $   146,776
                                               ============



See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
-------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2006      December 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    231,973           $    468,802
     Net realized loss on investments...........................................         (143,523)              (126,026)
     Change in unrealized appreciation (depreciation) on investments............           58,326               (148,967)
                                                                                     --------------         --------------
       Net increase in net assets resulting from operations.....................     $    146,776           $    193,809
                                                                                     --------------         --------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (274,108)          $   (605,643)
                                                                                     --------------         --------------
       Total distributions......................................................     $   (274,108)          $   (605,643)
                                                                                     --------------         --------------
   Net decrease in net assets from fund share transactions (Note 5).............     $ (2,998,901)          $ (2,593,760)
                                                                                     --------------         --------------
       Net decrease in net assets...............................................     $ (3,126,233)          $ (3,005,594)

NET ASSETS:
   At beginning of period.......................................................       18,567,077             21,572,671
                                                                                     --------------         --------------
   At end of period.............................................................     $ 15,440,844           $ 18,567,077
                                                                                     ==============         ==============

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $    (42,037)          $         98
                                                                                     ==============         ==============


See notes to financial statements

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
------------------------------------------------------------------------------

                                                Six Months

                                                   Ended                   Year Ended December 31,
                                               -----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2006    2005          2004         2003         2002        2001
----------------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)

Net asset value, beginning of period........     $  9.780     $  9.980     $  10.250    $  10.490    $  10.290     $ 10.080
                                                 ---------    ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income(1)  ...............     $  0.121     $  0.227     $   0.123    $   0.165    $   0.349     $  0.480(7)
   Net realized and unrealized gain (loss)..       (0.044)      (0.128)       (0.080)      (0.102)       0.200        0.195(7)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
     Total income from investment operations     $  0.077     $  0.099     $   0.043    $   0.063    $   0.549     $  0.675
                                                 ---------    ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS:
     Distributions from investment income...     $ (0.147)    $ (0.299)    $  (0.313)   $  (0.303)   $  (0.349)    $ (0.465)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
     Total distributions....................     $ (0.147)    $ (0.299)    $  (0.313)   $  (0.303)   $  (0.349)    $ (0.465)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period..............     $  9.710     $  9.780     $   9.980    $  10.250    $  10.490     $ 10.290
                                                 =========    =========    =========    =========    =========     =========
TOTAL RETURN(2) ............................        0.84%        1.01%        0.43%         0.61%        5.42%        6.82%

RATIOS/SUPPLEMENTAL DATA(1):

   Net assets, end of period (000 omitted)..     $  15,441    $ 18,567     $ 21,573     $  27,557    $  33,839     $ 36,025
   Ratio of net expenses to average net assets       0.99%(8)    0.97%        0.96%         0.95%        0.97%(3)      0.97%(3)
   Ratio of net expenses after custodian fee
      reduction to average net assets(4)(6)         0.95%(8)     0.95%        0.95%         0.95%        0.95%(3)      0.95%(3)
   Interest expense  .......................        0.01%(8)     0.01%         _            0.01%       -            -
   Ratio of net investment income to average
      net assets............................        2.67%(8)     2.35%        1.38%         1.75%        3.10%         4.40%
   Portfolio turnover rate  ................          44%         109%         138%          165%          64%(5)        92%(5)

----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months  ended June 30, 2006 and for the years ended  December 31,
   2005,  2004,  2003,  2002, and 2001, the operating  expenses of the fund were reduced by an allocation of expenses to the investment  adviser,  a reduction
   in  distribution   fees  by  the  principal   underwriter,   a  reduction  in
   administration  fees,  or a  combination  thereof.  Had such  action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2006         2005          2004         2003         2002         2001
                                                   ----------------------------------------------------------------------

     Net investment income per share........     $  0.009     $  0.170     $   0.097    $   0.134    $   0.323     $  0.452
                                                 =========    =========    =========    =========    =========     =========
     Ratios (As a percentage of average net assets):
       Expenses ............................        1.68%(8)     1.56%         1.38%        1.28%        1.20%(3)     1.22%(3)
                                                 =========    =========    =========    =========    =========     =========
       Expense after custodian fee reduction(4)     1.64%(8)     1.54%         1.37%        1.28%        1.18%(3)     1.20%(3)
                                                 =========    =========    =========    =========    =========     =========
       Interest expense.....................        0.01%(8)     0.01%         -            0.01%        -            -
                                                 =========    =========    =========    =========    =========     =========
       Net investment income................        1.99%(8)     1.76%         0.96%        1.42%        2.87%        4.15%
                                                 =========    =========    =========    =========    =========     =========

-------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes  each  fund's  share of its  corresponding  portfolio's  allocated expenses (Note 1).
(4)Custodian fees were reduced by credits  resulting from cash balances the fund maintained  with the custodian  (Note 1C). The computation of net expenses to average daily net assets reported above is computed without  consideration of such credits.
(5)Represents  portfolio  turnover rate of the fund's  corresponding  portfolio
   (Note 1).
(6)Under a written  agreement,  Wright  waives all or a portion of its  advisory and/or  distribution  fees  and  assumes  operating  expenses  to the  extent necessary to limit  expense  ratios to 0.95% after  custodian fee credits are applied.
(7)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.491 and net realized and unrealized  gain
   (loss) per share would have been $0.184.
(8)Annualized.


See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2006 (unaudited)


Face                                                     Coupon      Maturity        Market                        Current
Amount            Description                             Rate         Date           Price          Value          Yield
------------------------------------------------------------------------------------------------------------------------------


ASSET-BACKED SECURITIES -10.8%
-------------------------------
FINANCIAL SERVICES
-------------------
$    340,000      Citigroup Commercial Mortgage Trust,
                   Series 2004-C2 A5                      4.733%      10-15-41       $ 92.75       $ 315,347         5.1%
     335,000      Credit-Based Asset Servicing
                   and Securities, Series 2005-CB7 AF2    5.147%      11-25-35         98.84         331,103         5.2%
     440,000      CS First Boston Mortgage
                   Securities Corp., Series 2003-C3 A5    3.936%      05-15-38         89.59         394,206         4.4%
     366,581      First Horizon Alternative
                   Mortgage Securities,
                   Series 2005-AA10 1A2                   5.776%      12-25-35         97.94         359,020         5.9%
     565,000      JP Morgan Chase Commercial
                   Mortgage Securities,
                   Series 2004-C3 A5                      4.878%      01-15-42         93.17         526,432         5.2%
     220,000      JP Morgan Chase Commercial
                   Mortgage Securities,
                   Series 2004-CBX A6                     4.899%      11-12-37         93.64         206,005         5.2%
     425,000      Merrill Lynch Mortgage Trust,
                   Series 2005-LC1 A4                     5.291%      01-12-44         95.77         407,043         5.5%
     420,000      Merrill Lynch/Countrywide
                   Commercial Mortgage,
                   Series 2006-2 A4                       5.910%      06-12-46        100.29         421,231         5.9%
     405,000      Salomon Brothers Mortage Securities VII,
                   Series 2002-KEY2 A2                    4.467%      03-18-36         96.38         390,324         4.6%
     405,000      Structured Asset Securities Corp.,
                   Series 2004-23XS 1A4                   4.930%      01-25-35         96.01         388,840         5.1%
                                                                                                   -----------
Total Asset Backed Securities (identified cost, $3,866,900)-- 10.8%                                $3,739,551
                                                                                                   -----------



CORPORATE BONDS - 22.5%
-----------------------
AUTO - 0.5%
------------
$    160,000      DaimlerChrysler North America
                   Holding Co.                           7.200%      09-01-09       $103.22        $ 165,151        7.0%

BANKS - 5.5%
-------------
$    285,000      CIT Group, Inc.                        7.750%      04-02-12       $108.53        $ 309,308        7.1%
     305,000      General Electric Capital Corp.         5.875%      02-15-12        100.65          306,981        5.8%
     415,000      HSBC Finance Corp.                     4.125%      11-16-09         95.25          395,287        4.3%
     285,000      National Rural Utilities               7.250%      03-01-12        106.68          304,024        6.8%
     295,000      Royal Bank of Scotland Group PLC       7.648%      08-31-49        107.94          318,410        7.1%
     310,000      SLM Corp.                              4.823%      01-26-09        100.36          311,116        4.8%

BLDG - RESIDENTIAL/COMMER - 0.4%
---------------------------------
$    145,000      Centex Corp.                           7.875%      02-01-11       $105.86       $ 153,495         7.4%

BUILDING MATERIALS - 0.3%
--------------------------
$     80,000      Lowes Co., Inc.                        8.250%      06-01-10       $109.17        $ 87,334         7.6%

CABLE TV - 0.5%
----------------
$    145,000      Comcast Cable Comm HLDGS               8.375%      03-15-13       $111.21       $ 161,252         7.5%

COMMUNICATIONS EQUIPMENT - 0.9%
--------------------------------
$    330,000      Cisco Systems, Inc.                    5.500%      02-22-16       $ 96.20       $ 317,456         5.7%

DIVERSIFIED FINANCIALS - 3.3%
------------------------------
$    280,000      Boeing Capital Corp., Senior Note      7.375%      09-27-10       $106.34       $ 297,765         6.9%
     230,000      Cendant Corp.                          6.250%      01-15-08        100.93         232,150         6.2%
     315,000      International Lease Finance Corp.      5.875%      05-01-13         99.39         313,067         5.9%
     330,000      JP Morgan Chase & Co.                  5.150%      10-01-15         93.51         308,576         5.5%

ELECTRIC - INTEGRATED - 0.9%
------------------------------
$    170,000      Dominion Resources, Inc.               6.300%      03-15-33       $ 94.17       $ 160,093         6.7%
     160,000      PPL Electric Utilities                 5.875%      08-15-07        100.12         160,187         5.9%

ELECTRIC UTILITIES - 0.5%
--------------------------
$    175,000      American Electric Power                5.250%      06-01-15       $ 93.48       $ 163,586         5.6%

FINANCIAL SERVICES - 0.9%
-------------------------
$    325,000      Goldman Sachs Group, Inc.              5.350%      01-15-16       $ 94.61       $  307,491        5.7%

FOOD - RETAIL - 0.5%
--------------------
170,000           Safeway, Inc., Note                    5.800%      08-15-12       $ 97.78        $ 166,233        5.9%

INSTRUMENTS - CONTROLS - 0.7%
-----------------------------
$    255,000      Honeywell International, Inc.          7.000%      03-15-07       $100.75        $ 256,922        6.9%

MEDICAL - 0.7%
---------------
$     85,000      Amgen, Inc.                            6.500%      12-01-07       $101.10         $ 85,935        6.4%
      170,000      Wyeth                                 5.500%      03-15-13         97.49          165,727        5.6%

OIL & GAS - 1.8%
-----------------
$    290,000      Phillips Petroleum                     6.650%      07-15-18       $106.08       $ 307,638         6.3%
     155,000      Sempra Energy                          6.000%      02-01-13         99.65         154,461         6.0%
     150,000      Transocean Sedco Forex                 7.500%      04-15-31        111.62         167,426         6.7%

PIPELINES - 0.5%
------------------
$    155,000      Duke Capital Corp., Senior Note        7.500%      10-01-09       $105.10        $ 162,901        7.1%


PROPERTY/CASUALTY INSURANCE - 0.5%
-------------------------------------
$    175,000      Fund American Cos., Inc.,
                  Guaranteed Senior Note                 5.875%      05-15-13       $ 96.08       $ 168,144         6.1%

RETAIL - 0.4%
---------------
$    120,000      TJX Cos., Inc.                         7.450%      12-15-09       $105.06       $ 126,072         7.1%

RETAILING - 0.5%
-----------------
$    195,000      Autozone, Inc.                         4.375%      06-01-13       $ 87.85        $ 171,307        5.0%

TELECOM - 3.2%
---------------
$    150,000      AT&T Wireless                          7.875%      03-01-11       $107.82       $ 161,726         7.3%
     125,000      British Telecom PLC                    8.875%      12-15-30        123.25         154,056         7.2%
     150,000      Deutsche Telekom International Finance 8.000%      06-15-10        107.45         161,172         7.4%
     140,000      France Telecom SA                      7.750%      03-01-11        107.53         150,536         7.2%
     165,000      Sprint Capital Corp.                   6.125%      11-15-08        100.84         166,383         6.1%
     305,000      Verizon Global Funding Corp.           7.750%      12-01-30        108.16         329,893         7.2%
                                                                                                 -----------
Total Corporate Bonds (identified cost, $8,143,609)-- 22.5%                                      $7,829,261
                                                                                                 -----------


GOVERNMENT INTERESTS - 65.2%
------------------------------
MORTGAGE-BACKED SECURITIES - 47.8%
------------------------------------
$    137,634      FHLMC Gold Pool #A10798                5.500%      05-01-33       $ 96.50       $ 132,823         5.7%
     288,734      FHLMC Gold Pool #A32600                5.500%      05-01-35         96.14         277,598         5.7%
      92,843      FHLMC Gold Pool #C01646                6.000%      09-01-33         98.79          91,720         6.1%
      59,246      FHLMC Gold Pool #C01702                6.500%      10-01-33        101.27          60,000         6.4%
     204,806      FHLMC Gold Pool #C47318                7.000%      09-01-29        103.67         212,318         6.8%
     682,850      FHLMC Gold Pool #C55780                6.000%      01-01-29         98.99         675,924         6.1%
     190,250      FHLMC Gold Pool #C90493                6.500%      11-01-21        101.30         192,719         6.4%
     161,348      FHLMC Gold Pool #D66753                6.000%      10-01-23         99.18         160,032         6.0%
      26,866      FHLMC Gold Pool #E00903                7.000%      10-01-15        102.59          27,562         6.8%
     343,642      FHLMC Gold Pool #E01425                4.500%      08-01-18         94.63         325,191         4.8%
     527,638      FHLMC Gold Pool #G01035                6.000%      05-01-29         98.97         522,208         6.1%
     198,359      FHLMC Gold Pool #G01842                4.500%      06-01-35         90.75         180,017         5.0%
     186,253      FHLMC Gold Pool #G08088                6.500%      10-01-35        100.64         187,442         6.5%
     204,761      FHLMC Gold Pool #GO1349                5.000%      12-01-31         93.64         191,728         5.3%
     200,541      FHLMC Gold Pool #N30514                5.500%      11-01-28         97.42         195,373         5.6%
     264,972      FHLMC Pool #1B1291                     4.401%      11-01-33         98.00         259,679         4.5%
     795,539      FHLMC Pool #1G0233                     5.018%      05-01-35         97.93         779,080         5.1%
      47,741      FHLMC Pool #27663                      7.000%      06-01-29        102.46          48,915         6.8%
     249,561      FNMA Pool #253057                      8.000%      12-01-29        105.82         264,089         7.6%
      81,726      FNMA Pool #254845                      4.000%      07-01-13         94.92          77,574         4.2%
      80,606      FNMA Pool #254863                      4.000%      08-01-13         94.93          76,517         4.2%
     472,764      FNMA Pool #254865                      4.500%      09-01-18         94.77         448,040         4.7%
     553,225      FNMA Pool #254904                      5.500%      10-01-33         96.50         533,869         5.7%
     384,548      FNMA Pool #255747                      4.500%      04-01-25         92.30         354,936         4.9%
     856,903      FNMA Pool #255894                      5.000%      10-01-25         94.74         811,853         5.3%
      43,254      FNMA Pool #479477                      6.000%      01-01-29         98.94          42,797         6.1%
      51,856      FNMA Pool #489357                      6.500%      03-01-29        101.05          52,400         6.4%
      43,645      FNMA Pool #535332                      8.500%      04-01-30        107.52          46,927         7.9%
     218,193      FNMA Pool #545317                      5.500%      11-01-16         98.36         214,613         5.6%
     268,643      FNMA Pool #545407                      5.500%      01-01-32         96.52         259,302         5.7%
      67,857      FNMA Pool #545782                      7.000%      07-01-32        102.97          69,871         6.8%
     533,246      FNMA Pool #576524                      5.500%      01-01-29         96.43         514,186         5.7%
      68,455      FNMA Pool #597396                      6.500%      09-01-31        100.94          69,101         6.4%
      38,774      FNMA Pool #634823                      6.500%      03-01-32        100.91          39,128         6.4%
     363,533      FNMA Pool #663689                      5.000%      01-01-18         96.56         351,016         5.2%
     298,689      FNMA Pool #701043                      4.052%      04-01-33         98.28         293,550         4.1%
     190,648      FNMA Pool #725550                      5.000%      05-01-19         96.56         184,084         5.2%
      78,186      FNMA Pool #725866                      4.500%      09-01-34         90.92          71,083         4.9%
     365,492      FNMA Pool #730505                      4.500%      08-01-33         91.15         333,150         4.9%
     223,132      FNMA Pool #738630                      5.500%      11-01-33         96.50         215,325         5.7%
     382,999      FNMA Pool #739372                      4.121%      09-01-33         96.61         370,017         4.3%
   1,270,243      FNMA Pool #745467                      5.858%      04-01-36         99.94       1,269,449         5.9%
     238,122      FNMA Pool #747529                      4.500%      10-01-33         91.15         217,051         4.9%
     169,198      FNMA Pool #750859                      6.500%      10-01-32        101.05         170,973         6.4%
     308,492      FNMA Pool #753189                      4.000%      12-01-33         88.17         272,011         4.5%
     346,596      FNMA Pool #755749                      5.500%      01-01-29         96.58         334,738         5.7%
     838,075      FNMA Pool #781893                      4.500%      11-01-31         91.11         763,610         4.9%
     294,834      FNMA Pool #807804                      5.500%      03-01-35         96.15         283,479         5.7%
     754,507      FNMA Pool #809324                      4.880%      02-01-35         98.38         742,318         5.0%
      90,632      FNMA Pool #809888                      4.500%      03-01-35         90.69          82,194         5.0%
     464,045      FNMA Pool #849893                      4.000%      11-01-23         90.44         419,684         4.4%
      76,080      GNMA II Pool #2671                     6.000%      11-20-28         99.28          75,533         6.0%
      11,718      GNMA II Pool #2909                     8.000%      04-20-30        105.70          12,386         7.6%
      32,233      GNMA II Pool #2972                     7.500%      09-20-30        103.89          33,486         7.2%
      12,188      GNMA II Pool #2973                     8.000%      09-20-30        105.70          12,883         7.6%
     375,511      GNMA Pool #374892                      7.000%      02-15-24        103.22         387,585         6.8%
      70,315      GNMA Pool #376400                      6.500%      02-15-24        101.48          71,359         6.4%
      92,215      GNMA Pool #379982                      7.000%      02-15-24        103.22          95,180         6.8%
     306,331      GNMA Pool #393347                      7.500%      02-15-27        104.80         321,036         7.2%
     113,781      GNMA Pool #410081                      8.000%      08-15-25        106.17         120,803         7.5%
      38,027      GNMA Pool #427199                      7.000%      12-15-27        103.33          39,293         6.8%
      41,401      GNMA Pool #436214                      6.500%      02-15-13        101.75          42,126         6.4%
      31,748      GNMA Pool #442996                      6.000%      06-15-13        100.59          31,935         6.0%
     152,779      GNMA Pool #448490                      7.500%      03-15-27        104.80         160,113         7.2%
      80,089      GNMA Pool #458762                      6.500%      01-15-28        101.58          81,352         6.4%
     102,287      GNMA Pool #460726                      6.500%      12-15-27        101.56         103,881         6.4%
      40,407      GNMA Pool #463839                      6.000%      05-15-13        100.59          40,646         6.0%
      67,002      GNMA Pool #478072                      6.500%      05-15-28        101.58          68,059         6.4%
      27,855      GNMA Pool #488924                      6.500%      11-15-28        101.58          28,295         6.4%
      23,406      GNMA Pool #510706                      8.000%      11-15-29        106.31          24,884         7.5%
     105,835      GNMA Pool #581536                      5.500%      06-15-33         97.08         102,746         5.7%

U.S. GOVERNMENT AGENCIES - 6.1%
-------------------------------
$    200,000      FNMA                                   3.875%      11-17-08       $ 96.45       $ 192,898         4.0%
     965,000      FNMA                                   5.000%      04-15-15         96.85         934,601         5.2%
     625,000      FNMA                                   6.250%      05-15-29        108.49         678,035         5.8%
     320,000      Tennessee Valley Authority             6.000%      03-15-13        102.73         328,736         5.8%

U.S. TREASURIES - 11.3%
-----------------------
$  1,970,000      U.S. Treasury Bonds                    4.375%      05-15-07       $ 99.27      $ 1,955,534        4.4%
     235,000      U.S. Treasury Bonds                    7.250%      05-15-16        115.82         272,178         6.3%
   1,540,000      U.S. Treasury Bonds                    6.125%      11-15-27        110.52        1,702,062        5.5%
                                                                                                 -----------
Total Government Interests (identified cost, $23,308,279)-- 65.2%                                $22,686,889
                                                                                                 -----------

TOTAL INVESTMENTS (identified cost, $35,318,788)-- 98.5%                                         $34,255,701

OTHER ASSETS, LESS LIABILITIES-- 1.5%                                                               517,891
                                                                                                 -----------

NET ASSETS-- 100.0%                                                                              $34,773,592
                                                                                                 ===========



FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association

See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                  STATEMENT OF ASSETS AND LIABILITIES
                       June 30, 2006 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
    (identified cost of $35,318,788) (Note 1A) $ 34,255,701
  Cash....................................        4,231,168
  Receivable for investments sold.........          902,646
  Receivable for fund shares sold.........           77,618
  Interest receivable.....................          273,187
  Prepaid expenses........................           15,681
                                               ------------
    Total assets..........................     $ 39,756,001
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $  4,929,262
  Distributions payable...................           24,293
  Payable to affiliate for distribution fees          7,559
  Transfer agent fee .....................            3,358
  Accrued expenses and other liabilities..           17,937
                                               ------------
    Total liabilities.....................     $  4,982,409
                                               ------------
NET ASSETS................................     $ 34,773,592
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 38,899,379
  Accumulated undistributed net realized loss on
   investments (computed on the basis of
   identified cost).......................      (2,918,652)
  Unrealized depreciation on investments
   (computed on the basis of identified cost)   (1,063,087)
  Distributions in excess of net
   investment incom.......................        (144,048)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 34,773,592
                                               ============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................        2,896,770
                                               ============
NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $      12.00
                                               ============



See notes to financial statements



                     STATEMENT OF OPERATIONS

            Six Months Ended June 30, 2006 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $    956,289
                                               ------------
  Expenses -
   Investment adviser fee (Note 3)........     $     90,622
   Administrator fee (Note 3).............           14,097
   Compensation of Trustees not employees of
    the investment adviser or administrator           6,528
   Custodian fee (Note 1C)................           34,593
   Distribution expenses (Note 4).........           50,346
   Transfer and dividend disbursing agent fees       10,030
   Printing...............................            1,780
   Interest expense.......................              910
   Shareholder communications.............            2,092
   Audit services.........................           13,182
   Legal services.........................            2,570
   Registration costs.....................           13,331
   Miscellaneous..........................            2,109
                                               ------------
    Total expenses........................     $    242,190
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C):..     $    (8,017)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....     $   (42,787)
                                               ------------
   Total deductions.......................     $   (50,804)
                                               ------------
    Net expenses..........................     $    191,386
                                               ------------
      Net investment income...............     $    764,903
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (490,065)
  Change in unrealized depreciation
   of investments.........................        (803,434)
                                               ------------

   Net realized and unrealized loss of
    investments...........................     $(1,293,499)
                                               ------------

    Net decrease in net assets from
     operations...........................     $  (528,596)
                                               ============




See notes to financial statemnts

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2006       December 31, 2005
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    764,903           $  1,475,641
     Net realized loss on investments...........................................         (490,065)              (272,363)
     Change in unrealized depreciation of investments...........................         (803,434)              (584,766)
                                                                                     ---------------        ---------------
       Net increase (decrease) in net assets resulting from operations..........     $   (528,596)          $    618,512
                                                                                     ---------------        ---------------
   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (899,352)          $ (1,706,230)
                                                                                     ---------------        ---------------
       Total distributions......................................................     $   (899,352)          $ (1,706,230)
                                                                                     ---------------        ---------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $ (5,086,572)          $  4,162,659
                                                                                     ---------------        ---------------
       Net increase (decrease) in net assets....................................     $ (6,514,520)          $   3,074,941

NET ASSETS:
   At beginning of period.......................................................       41,288,122             38,213,171
                                                                                     ---------------        ---------------
   At end of period.............................................................     $ 34,773,592           $ 41,288,112
                                                                                     ===============        ===============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $   (144,048)          $     (9,599)
                                                                                     ===============        ===============


See notes to financial statements

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------




                                                Six Months
                                                   Ended                   Year Ended December 31,
                                               ----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2006    2005          2004         2003         2002        2001
---------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)

Net asset value, beginning of period........     $ 12.430     $ 12.770     $  12.870    $  13.010    $  12.550     $ 12.630
                                                 ---------    ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income(1) ................     $  0.218     $  0.465     $   0.453    $   0.483    $   0.639     $  0.709 (2)
   Net realized and unrealized gain (loss)..       (0.383)      (0.271)       (0.011)      (0.066)       0.461       (0.090)(2)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
     Total income from investment operations     $ (0.165)    $  0.194     $   0.442    $   0.417    $   1.100     $  0.619
                                                 ---------    ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:
   Distributions from investment income.....     $ (0.265)    $ (0.534)    $  (0.542)   $  (0.557)   $  (0.640)    $ (0.699)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
     Total distributions....................     $ (0.265)    $ (0.534)    $  (0.542)   $  (0.557)   $  (0.640)    $ (0.699)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period..............     $ 12.000     $ 12.430     $  12.770     $ 12.870     $  13.010     $ 12.550
                                                 =========    =========    ==========    =========    =========     =========


TOTAL RETURN(3) ............................       -1.27%        1.54%        3.52%        3.25%         9.03%        4.96%

RATIOS/SUPPLEMENTAL DATA(1):

   Net assets, end of period (000 omitted)..     $ 34,774     $ 41,288     $ 38,213     $ 42,317     $  39,404     $ 50,620
   Ratio of net expenses to average net assets      0.99%(6)     0.98%        0.96%        0.95%         0.96%        0.96%
   Ratio of net expenses after custodian fee
     reduction to average net assets(4)(5) .        0.95%(6)     0.95%        0.95%        0.95%        0.95%        0.95%
   Ratio of net investment income to average
      net assets............................        3.80%(6)     3.66%        3.58%        3.67%        4.92%        5.44%
   Portfolio turnover rate..................           37%         86%          64%         131%          68%          38%

----------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2006 and for the years ended December 31, 2005, 2004, 2003, 2002, and 2001, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, and/or a reduction in distribution expenses by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2006         2005          2004         2003         2002         2001
                                                   ----------------------------------------------------------------------

   Net investment income per share..........     $  0.217     $  0.439     $  0.429     $  0.455     $   0.621     $  0.701
                                                   =========    =========    =========    =========    =========     =========

   Ratios (As a percentage of average net assets):
     Expenses...............................         1.20%(6)    1.18%         1.18%        1.17%        1.09%        1.02%
                                                   =========    =========    =========    =========    =========     =========

     Expenses after custodian fee reduction(4)       1.16%(6)    1.15%         1.17%        1.17%        1.08%        1.01%
                                                   =========    =========    =========    =========    =========     =========

     Net investment income..................         3.59%(6)    3.46%         3.36%        3.46%        4.78%        6.38%
                                                   =========    =========    =========    =========    =========     =========



----------------------------------------------------------------------------------------------------------------------------------

(2)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.716 and net realized and unrealized  gain
   (loss) per share would have been $(0.097).
(3)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(4)Custodian fees were reduced by credits  resulting from cash balances the fund maintained  with the custodian  (Note 1C). The computation of net expenses to average daily net assets reported above is computed without  consideration of such credits.
(5)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95% after custodian fee credits are applied.
(6)  Annualized.


See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (unaudited)



Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value         Yield
----------------------------------------------------------------------------------------------------------------------------------

ASSET - BACKED SECURITIES - 7.4%
--------------------------------
$  854,084        Chase Mortgage Finance Corporation,
                  Series 2003-S3, Class A16               5.000%      11-25-33        $ 95.02       $ 811,511         5.3%
 1,598,384        Countrywide Home Loans,
                  Series 2006-J1, Class 3A1               6.000%      02-25-36          97.96       1,565,729         6.1%

MORTGAGE-BACKED SECURITIES - 89.8%
----------------------------------
$    6,579        FHLMC Gold Balloon #M90724              5.500%      05-01-07        $ 99.97         $ 6,577         5.5%
   145,279        FHLMC Gold Balloon #M90767              4.500%      11-01-07          98.65         143,318         4.6%
    79,032        FHLMC Gold Balloon #M90802              4.000%      03-01-08          96.56          76,309         4.1%
   177,832        FHLMC Gold Pool #C00778                 7.000%      06-01-29         102.46         182,205         6.8%
   252,995        FHLMC Gold Pool #C47318                 7.000%      09-01-29         103.67         262,275         6.8%
   174,804        FHLMC Gold Pool #E00678                 6.500%      06-01-14         101.18         176,869         6.4%
   181,109        FHLMC Gold Pool #E00721                 6.500%      07-01-14         101.18         183,248         6.4%
   148,908        FHLMC Gold Pool #G00812                 6.500%      04-01-26         101.07         150,500         6.4%
   322,296        FHLMC Pool #11636                       5.000%      01-01-19          96.51         311,038         5.2%
   135,979        FHLMC Pool #765183                      5.818%      08-01-24         100.41         136,540         5.8%
    62,422        FHLMC Pool #C00548                      7.000%      08-01-27         102.58          64,031         6.8%
   247,590        FHLMC Pool #D82572                      7.000%      09-01-27         102.58         253,969         6.8%
   531,077        FHLMC, Series 15, Class L               7.000%      07-25-23         102.43         543,968         6.8%
    29,865        FNMA Pool #254227                       5.000%      02-01-09          97.92          29,245         5.1%
    28,650        FNMA Pool #254505                       5.000%      11-01-09          97.92          28,055         5.1%
   128,028        FNMA Pool #535131                       6.000%      03-01-29          98.94         126,676         6.1%
   174,528        FNMA Pool #545133                       6.500%      12-01-28         100.99         176,248         6.4%
   121,178        FNMA Pool #663689                       5.000%      01-01-18          96.56         117,005         5.2%
   576,682        FNMA Pool #673315                       5.500%      11-01-32          96.52         556,587         5.7%
   159,862        FNMA Pool #701043                       4.033%      04-01-33          98.28         157,112         4.1%
   366,316        FNMA Pool #729950                       6.000%      12-01-33          98.76         361,783         6.1%
    64,996        FNMA Pool #733750                       6.310%      10-01-32         100.13          65,080         6.3%
   592,929        FNMA Pool #801357                       5.500%      08-01-34          96.52         572,267         5.7%
   654,852        FNMA Pool #816108                       5.500%      05-01-35          96.15         629,630         5.7%
   422,169        FNMA Pool #816468                       5.000%      03-01-20          96.37         406,849         5.2%
   602,069        FNMA Pool #821574                       6.000%      06-01-35          98.53         593,241         6.1%
 1,188,414        FNMA Pool# 255669                       4.500%      02-01-35          90.69       1,077,768         5.0%
   622,544        FNMA, Series G93-5, Class Z             6.500%      02-25-23         100.58         626,169         6.5%
     4,281        GNMA II Pool #1596                      9.000%      04-20-21         107.54           4,604         8.4%
    65,457        GNMA II Pool #2268                      7.500%      08-20-26         104.07          68,121         7.2%
     7,027        GNMA II Pool #2855                      8.500%      12-20-29         107.07           7,524         7.9%
   593,406        GNMA II Pool #3259                      5.500%      07-20-32          96.70         573,841         5.7%
   391,134        GNMA II Pool #3284                      5.500%      09-20-32          96.70         378,238         5.7%
   123,247        GNMA II Pool #3484                      3.500%      09-20-33          82.51         101,689         4.2%
   116,380        GNMA II Pool #601135                    6.310%      09-20-32         100.20         116,607         6.3%
   133,894        GNMA II Pool #601255                    6.310%      01-20-33         100.16         134,102         6.3%
   113,703        GNMA II Pool #608120                    6.310%      01-20-33         100.16         113,880         6.3%
    42,758        GNMA II Pool #723                       7.500%      01-20-23         103.90          44,426         7.2%
 3,037,444        GNMA II Pool# 3734                      4.500%      07-20-35          90.84       2,759,104         5.0%
   612,617        GNMA II Pool# 648541                    6.000%      10-20-35          98.85         605,572         6.1%
        49        GNMA Pool #012526                       8.000%      11-15-06         100.33              49         8.0%
   192,595        GNMA Pool #081161                       5.500%      11-20-34          98.85         190,372         5.6%
     5,913        GNMA Pool #172558                       9.500%      08-15-16         108.46           6,413         8.8%
     2,376        GNMA Pool #176992                       8.000%      11-15-16         105.01           2,495         7.6%
     2,671        GNMA Pool #177784                       8.000%      10-15-16         105.01           2,805         7.6%
    12,572        GNMA Pool #192357                       8.000%      04-15-17         105.22          13,229         7.6%
    19,087        GNMA Pool #194057                       8.500%      04-15-17         107.06          20,434         7.9%
     5,243        GNMA Pool #194287                       9.500%      03-15-17         108.81           5,705         8.7%
     1,532        GNMA Pool #196063                       8.500%      03-15-17         107.06           1,640         7.9%
     7,709        GNMA Pool #211231                       8.500%      05-15-17         107.06           8,253         7.9%
     4,579        GNMA Pool #212601                       8.500%      06-15-17         107.06           4,902         7.9%
     4,337        GNMA Pool #220917                       8.500%      04-15-17         107.06           4,644         7.9%
     8,737        GNMA Pool #223348                      10.000%      08-15-18         109.51           9,568         9.1%
    13,115        GNMA Pool #228308                      10.000%      01-15-19         109.50          14,362         9.1%
     3,000        GNMA Pool #230223                       9.500%      04-15-18         109.11           3,273         8.7%
       868        GNMA Pool #247473                      10.000%      09-15-18         104.20             904         9.6%
     3,684        GNMA Pool #247872                      10.000%      09-15-18         109.51           4,034         9.1%
     4,391        GNMA Pool #251241                       9.500%      06-15-18         109.11           4,791         8.7%
     5,732        GNMA Pool #260999                       9.500%      09-15-18         109.11           6,254         8.7%
     5,926        GNMA Pool #263439                      10.000%      02-15-19         109.50           6,490         9.1%
     1,511        GNMA Pool #265267                       9.500%      08-15-20         109.60           1,656         8.7%
     1,944        GNMA Pool #266983                      10.000%      02-15-19         109.50           2,128         9.1%
     3,180        GNMA Pool #273690                       9.500%      08-15-19         109.37           3,478         8.7%
     1,559        GNMA Pool #286556                       9.000%      03-15-20         107.79           1,680         8.3%
     4,933        GNMA Pool #301366                       8.500%      06-15-21         107.72           5,314         7.9%
     5,945        GNMA Pool #302933                       8.500%      06-15-21         107.72           6,404         7.9%
    11,591        GNMA Pool #308792                       9.000%      07-15-21         107.94          12,511         8.3%
     3,617        GNMA Pool #314222                       8.500%      04-15-22         107.87           3,902         7.9%
     3,804        GNMA Pool #315187                       8.000%      06-15-22         105.92           4,029         7.6%
    14,193        GNMA Pool #315754                       8.000%      01-15-22         105.92          15,033         7.6%
    29,056        GNMA Pool #319441                       8.500%      04-15-22         107.87          31,342         7.9%
     9,734        GNMA Pool #325165                       8.000%      06-15-22         105.92          10,310         7.6%
    15,626        GNMA Pool #335950                       8.000%      10-15-22         105.92          16,551         7.6%
   245,510        GNMA Pool #346987                       7.000%      12-15-23         103.17         253,288         6.8%
   116,225        GNMA Pool #352001                       6.500%      12-15-23         101.45         117,908         6.4%
    53,384        GNMA Pool #352110                       7.000%      08-15-23         103.17          55,075         6.8%
 2,156,514        GNMA Pool #3556                         5.500%      05-20-34          96.64       2,084,011         5.7%
    98,978        GNMA Pool #368238                       7.000%      12-15-23         103.17         102,114         6.8%
    51,535        GNMA Pool #372379                       8.000%      10-15-26         106.24          54,750         7.5%
    62,513        GNMA Pool #396537                       7.490%      03-15-25         104.68          65,436         7.2%
    71,036        GNMA Pool #399964                       7.490%      04-15-26         104.73          74,392         7.2%
    95,410        GNMA Pool #410215                       7.500%      12-15-25         104.71          99,901         7.2%
    18,626        GNMA Pool #414736                       7.500%      11-15-25         104.71          19,503         7.2%
    62,040        GNMA Pool #420707                       7.000%      02-15-26         103.30          64,085         6.8%
    36,274        GNMA Pool #421829                       7.500%      04-15-26         104.76          38,000         7.2%
    19,481        GNMA Pool #431036                       8.000%      07-15-26         106.24          20,697         7.5%
    73,265        GNMA Pool #431612                       8.000%      11-15-26         106.24          77,834         7.5%
    64,582        GNMA Pool #438004                       7.490%      11-15-26         104.73          67,634         7.2%
    20,182        GNMA Pool #442190                       8.000%      12-15-26         106.24          21,441         7.5%
    23,469        GNMA Pool #449176                       6.500%      07-15-28         101.58          23,839         6.4%
    58,061        GNMA Pool #462623                       6.500%      03-15-28         101.58          58,977         6.4%
   415,312        GNMA Pool #471369                       5.500%      05-15-33          97.08         403,189         5.7%
   113,739        GNMA Pool #475149                       6.500%      05-15-13         101.75         115,730         6.4%
   145,982        GNMA Pool #489377                       6.375%      03-15-29         101.02         147,471         6.3%
    51,063        GNMA Pool #538314                       7.000%      02-15-32         103.19          52,691         6.8%
   395,903        GNMA Pool #595606                       6.000%      11-15-32          99.38         393,437         6.0%
    63,863        GNMA Pool #602377                       4.500%      06-15-18          95.36          60,900         4.7%
   708,386        GNMA Pool #603250                       5.500%      04-15-34          97.04         687,445         5.7%
    55,492        GNMA Pool #603377                       4.500%      01-15-18          95.36          52,917         4.7%
   970,381        GNMA Pool #608639                       5.500%      07-15-24          97.43         945,426         5.6%
   217,999        GNMA Pool #609452                       4.000%      08-15-33          88.44         192,797         4.5%
   581,911        GNMA Pool #616829                       5.500%      01-15-25          98.44         572,806         5.6%
   805,242        GNMA Pool #631623                       5.500%      08-15-34          97.04         781,439         5.7%
   839,844        GNMA Pool #640225                       5.500%      04-15-35          97.00         814,688         5.7%
 1,842,983        GNMA Pool #640940                       5.500%      05-15-35          97.00       1,787,780         5.7%
    85,304        GNMA Pool #780429                       7.500%      09-15-26         104.73          89,342         7.2%
    46,555        GNMA Pool# 399726                       7.490%      05-15-25         104.68          48,732         7.2%
   181,115        GNMA Pool# 399788                       7.490%      09-15-25         104.68         189,584         7.2%
    90,698        GNMA Pool# 399958                       7.490%      02-15-27         104.77          95,023         7.1%
   139,223        GNMA Pool# 524811                       6.375%      09-15-29         101.02         140,643         6.3%
   490,383        GNMA Pool# 624600                       6.150%      01-15-34          99.81         489,428         6.2%
 1,420,999        GNMA Pool# 651026                       5.500%      12-15-25          97.38       1,383,713         5.6%
 1,833,146        GNMA Series 1999-4, Class ZB            6.000%      02-20-29          99.60       1,825,850         6.0%
   750,000        GNMA Series 2002-47, Class PG           6.500%      07-16-32         101.77         763,250         6.4%
   359,887        GNMA Series 2002-7, Class PG            6.500%      01-20-32         101.16         364,047         6.4%

U.S. GOVERNMENT AGENCIES - 1.5%
-------------------------------
$  500,000        FFCB                                    5.050%      07-05-06        $ 99.94       $ 499,719         5.1%
                                                                                                   -----------
TOTAL INVESTMENTS (identified cost, $32,158,900)-- 98.7%                                          $31,921,397

OTHER ASSETS, LESS LIABILITIES-- 1.3%                                                                 418,143
                                                                                                   -----------
NET ASSETS-- 100.0%                                                                                $32,339,540
                                                                                                   ===========



FFCB - Federal Farm Credit Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
See notes to financial statements

WRIGHT CURRENT INCOME FUND
-------------------------------------------------------------------------------


                  STATEMENT OF ASSETS AND LIABILITIES

                       June 30, 2006 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments, at value
   (identified cost of (32,158,900)(Note 1A)   $ 31,921,397
  Cash....................................          749,445
  Receivable for investments sold.........            1,088
  Receivable for fund shares sold.........           29,449
  Receivable from investment adviser......            5,818
  Interest receivable.....................          153,123
  Prepaid expenses........................           19,974
                                               ------------
    Total assets..........................     $ 32,880,294
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $    474,310
  Distributions payable...................           45,041
  Payable to affiliate for Trustees' fees.               36
  Transfer agent fee .....................            3,167
  Accrued expenses and other liabilities..           18,200
                                               ------------
    Total liabilities.....................     $    540,754
                                               ------------

NET ASSETS................................     $ 32,339,540
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 32,360,194
  Accumulated undistributed net realized gain on
   investments (computed on the basis of
   identified cost).......................          246,627
  Unrealized depreciation on investments
   (computed on the basis of identified cost)      (237,503)
  Accumulated undistributed net investment
   income.................................         (29,778)
                                               ------------
   Net assets applicable to outstanding shares $ 32,339,540
                                               ============
   SHARES OF BENEFICIAL INTEREST
    OUTSTANDING...........................        3,472,391
                                               ============

   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $       9.31
                                               ============

See notes to financial statements

                      STATEMENT OF OPERATIONS

               Six Months Ended June 30, 2006 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $    866,861
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $     73,906
   Administrator fee (Note 3).............           14,781
   Compensation of Trustees not employees of
    the investment adviser or administrator           6,498
   Custodian fee (Note 1C)................           28,864
   Distribution expenses (Note 4).........           41,059
   Transfer and dividend disbursing agent fees        9,262
   Printing...............................            1,353
   Interest expense.......................            3,692
   Shareholder communications.............            1,960
   Audit services.........................           15,582
   Legal services.........................            2,534
   Registration costs.....................           13,906
   Miscellaneous..........................            2,838
                                               ------------
    Total expenses........................     $    216,235
                                               ------------

  Deduct -
   Reduction of custodian fee (Note 1C):..     $    (1,840)
   Allocation of expenses to
    investment adviser (Note 3)...........          (5,818)
   Reduction of management fee (Note 3)...         (12,138)
   Reduction of distribution expenses
    by principal underwriter (Note 4).....         (41,059)
                                               ------------
    Total deductions......................     $   (60,855)
                                               ------------
    Net expenses..........................     $    155,380
                                               ------------
      Net investment income...............     $    711,481
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $    287,389
  Change in unrealized depreciation
   of investments.........................      (1,175,347)
                                               ------------
   Net realized and unrealized loss
    of investments........................     $  (887,958)
                                               ------------

    Net decrease in net assets from operations $  (176,477)
                                               ============

See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2006       December 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    711,481           $  1,454,647
     Net realized gain on investments...........................................          287,389                404,721
     Change in unrealized depreciation on investments...........................       (1,175,347)            (1,232,166)
                                                                                     --------------         --------------
       Net increase (decrease) in net assets resulting from operations..........     $   (176,477)          $    627,202
                                                                                     --------------         --------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (791,501)          $ (1,558,214)
     From net realized gain.....................................................          (59,861)               (69,145)
                                                                                     --------------         --------------
       Total distributions......................................................     $   (851,362)          $ (1,627,359)
                                                                                     --------------         --------------

   Net decrease in net assets from fund share transactions (Note 5).............     $   (493,533)          $   (151,834)
                                                                                     --------------         --------------
       Net decrease in net assets...............................................     $ (1,521,372)          $ (1,151,991)

NET ASSETS:
   At beginning of period.......................................................       33,860,912             35,012,903
                                                                                     --------------         --------------
   At end of period.............................................................     $ 32,339,540           $ 33,860,912
                                                                                     ==============         ==============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $    (29,778)          $     50,242
                                                                                     ==============         ==============


See notes to financial statements

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------



                                                Six Months
                                                   Ended                   Year Ended December 31,
                                               ------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                           June 30, 2006    2005          2004         2003         2002       2001(2)
-----------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)

Net asset value, beginning of period........     $  9.610     $  9.890     $  10.490    $  10.810    $  10.580    $ 10.460
                                                 ---------    ---------    ---------    ---------    ---------     ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income(1)  ...............     $  0.197     $  0.400     $   0.447    $   0.417    $   0.565    $  0.616
   Net realized and unrealized gain (loss)..       (0.260)      (0.230)       (0.112)      (0.235)       0.231       0.120
                                                 ---------    ---------    ---------    ---------    ---------     ---------
       Total income from investment operations   $ (0.063)    $  0.170     $   0.335    $   0.182    $  0.796      $ 0.736
                                                 ---------    ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:

   Distributions from investment income.....     $ (0.220)    $ (0.430)    $  (0.482)   $  (0.502)   $  (0.555)   $ (0.616)
   Distributions from capital gains.........       (0.017)      (0.020)       (0.453)       -            -          --
   Tax return of capital....................        -            -             -            -           (0.011)     --
                                                 ---------    ---------    ---------    ---------    ---------     ---------
       Total distributions..................     $ (0.237)    $ (0.450)    $  (0.935)   $  (0.502)   $  (0.566)   $ (0.616)
                                                 ---------    ---------    ---------    ---------    ---------     ---------
Net asset value, end of period..............     $  9.310     $  9.610     $   9.890    $  10.490    $  10.810    $ 10.580
                                                 =========    =========    =========    =========    =========     =========

TOTAL RETURN(3) ............................       -0.59%        1.76%         3.29%        1.73%        7.70%        7.18%
RATIOS/SUPPLEMENTAL DATA(1):

   Net assets, end of period (000 omitted)..     $  32,340    $  33,861    $  35,013    $  36,332    $  59,077     $54,966
   Ratio of net expenses to average net assets       0.96%(8)     0.97%        0.97%        0.95%       0.97%(5)     0.95%(5)
   Ratio of net expenses after custodian fee
     reduction to average net assets(6) (7)          0.95%(8)     0.95%         0.95%        0.95%        0.95%(5)   --
   Interest expense.........................         0.02%        0.01%         0.02%        0.01%       --          --
   Ratio of net investment income
      to average net assets.................         4.33%(8)     4.12%         4.29%        4.43%        5.28%       5.83%
   Portfolio turnover rate .................           43%         103%           27%          20%        36%(4)       4%(4)

---------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2006 and for the years ended December 31, 2005, 2004, 2003, 2002, and 2001, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser or a reduction in distribution expense by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   2006         2005          2004         2003         2002         2001
                                                   ----------------------------------------------------------------------

     Net investment income per share........     $  0.186     $  0.369     $   0.410    $   0.401    $   0.555     $ 0.609
                                                 =========    =========    =========    =========    =========     =========
     Ratios (As a percentage of average net assets):

       Expenses ............................        1.32%(8)     1.30%         1.28%        1.12%        1.06%(5)    1.02%(5)
                                                 =========    =========    =========    =========    =========     =========
       Expenses after custodian fee reduction       1.31%(7)(8)  1.28%(7)      1.25%(7)     1.12%        1.04%(5)(7)  --
                                                 =========    =========    =========    =========    =========     =========
       Interest expense.....................        0.02%        0.01%         0.02%        0.01%        --           --
                                                 =========    =========    =========    =========    =========     =========
       Net investment income................        3.97%(8)     3.80%         3.99%        4.26%        5.19%       5.76%
                                                 ===========   =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------

(2)Certain of the per share data are based on average shares outstanding.
(3)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(4)Represents portfolio turnover rate at the fund's corresponding portfolio (Note 1).
(5)Includes each fund's share of its corresponding portfolio's allocated expenses (Note 1).
(6)Under a written  agreement  in effect for the  current  fiscal  year,  Wright waives all or a portion of either its advisory and/or  distribution  fees and assumes operating expenses to the extent necessary to limit expense ratios to
   0.95% after custodian fee credits are applied.
(7)Custodian fees were reduced by credits  resulting from cash balances the fund and/or the portfolio maintained with the custodian (Note 1C). The computation of net  expenses  to average  daily net  assets  reported  above is  computed without consideration of such credits.
(8)Annualized.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Government Near Term Fund (WNTB) series, Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB seeks a high level of income, which is normally above that available from short-term money market instruments or funds. WTRB seeks a superior rate of total return, consisting of a high level of income plus price appreciation. WCIF seeks a high level of current income consistent with moderate fluctuations of principal. Prior to December 20, 2002, WNTB and WCIF invested all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. Subsequent to December 20, 2002, the Funds invest directly in securities rather than through the Portfolio and maintain the same investment objective.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuations - Investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

     B. Interest Income - Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities. The income is accrued ratably to the date of maturity on the investments of the funds.

     C. Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Funds. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Funds maintain with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

     D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Trust, for federal income tax purposes, had capital loss carryovers of $1,584,491 (WNTB) and $2,024,032 (WTRB) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

         12/31           WNTB         WTRB         WCIF
-------------------------------------------------------------------------

         2006         $37,825      $    -           $ -
         2007          297,581          -             -
         2008          273,806       1,244,473        -
         2010             -            508,606        -
         2012          505,639          -             -
         2013          469,640         270,953        -

         At December 31, 2005, net capital losses of $9,094 for WNTB, $136,116 for WTRB and $38,352 for WCIF, attributable to security transactions incurred after October 31, 2005, were treated as arising on the first day of the fund's current taxable year.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

     G. Interim Financial Statements - The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Trust's management, reflect all recurring adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  DISTRIBUTIONS

     Each Fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

Distributions in excess of tax basis earnings and profits, if any, are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the Funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2006, the effective annual rate for WNTB, WCIF, and WTRB was 0.45%. Under a written agreement, Wright Investors' Service and/or Wright Investors' Service Distributors, Inc., waive a portion of their advisory fee and/or distribution fees and assume operating expenses to the extent necessary to limit each Fund's expense ratios to 0.95% after custodian fee reductions, if any. Accordingly, Wright made a reduction of its investment adviser fee by $24,153 and $12,138 on behalf of WNTB and WCIF, respectively (Note 4). In addition, Wright has been
allocated   expenses  of  $13,669  and  $5,818  on  behalf  of  WNTB  and  WCIF, respectively.

The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets of each Fund which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2006, the effective annual rate was 0.09% for WNTB, 0.07% for WTRB, and 0.09% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4) DISTRIBUTION EXPENSES

The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, at an annual rate of 0.25% of the average daily net assets of each Fund for activities primarily intended to result in the sale of each Fund's shares. Pursuant to a written agreement (Note 3), the Principal Underwriter made a reduction of its fee by $21,576, $42,787, and $41,059 for the benefit of WNTB, WTRB and WCIF, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund's shares. The amount of service fee payable under the Service Plan may not exceed 0.25% annually of each Fund's average daily net assets. For the six months ended June 30, 2006, the Funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                        For the
                                                                   Six Months Ended                    Year Ended
                                                                     June 30, 2006                  December 31, 2005
                                                               -----------------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
--------------------------------------------------------------------------------------------------------------------------------


Wright U.S. Government Near Term Fund--
     Sold.................................................     307,362    $   2,991,869         308,569     $   3,047,973
     Issued to shareholders in payment of  distributions
      declared............................................      22,265          216,916          47,224           465,559
     Redemptions..........................................    (637,721)      (6,207,686)       (618,843)       (6,107,292)
                                                             -----------   --------------    -----------     --------------
         Net decrease.....................................    (308,094)   $  (2,998,901)       (263,050)    $  (2,593,760)
                                                             ===========   ==============    ===========     ==============


Wright Total Return Bond Fund--
     Sold.................................................     325,906    $   4,002,428         652,090     $   8,236,968
     Issued to shareholders in payment of distributions
      declared............................................      57,864          704,533         106,865         1,346,413
     Redemptions..........................................    (808,644)      (9,793,533)       (430,129)       (5,420,722)
                                                             -----------   --------------    -----------     --------------
         Net increase (decrease)..........................    (424,874)   $  (5,086,572)        328,826     $   4,162,659
                                                             ===========   ==============    ===========     ==============


Wright Current Income Fund--
     Sold.................................................     446,103    $   4,220,906       1,064,067     $  10,372,941
     Issued to shareholders in payment of distributions
      declared............................................      56,783          536,167         102,779           998,494
     Redemptions..........................................    (555,355)      (5,250,606)     (1,183,110)      (11,523,269)
                                                             -----------   --------------    -----------     --------------
         Net decrease.....................................     (52,469)   $    (493,533)        (16,264)    $    (151,834)
                                                             ===========   ==============    ===========     ==============


(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                           Six Months Ended June 30, 2006
                -------------------------------------------------
                         WNTB         WTRB         WCIF
-------------------------------------------------------------------------------

Purchases--
Non-U.S. Obligations   $    -      $ 2,812,884  $ 2,399,115
                      ==========    ==========   ==========


U.S.Gov't Obligation  $ 7,421,202  $11,523,648  $11,559,863
                      ==========    ==========   ==========

Sales--
Non-U.S. Obligations  $     -      $ 5,334,497  $    24,464
                      ==========    ==========   ==========


U.S.Gov't Obligations $10,922,293  $13,837,486  $14,959,433
                      ==========    ==========   ==========

-------------------------------------------------------------------------------


 (7)FEDERAL INCOME TAX BASIS OF INVESTMENT
SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2006, as computed on a federal income tax basis, are as follows:

                         WNTB         WTRB         WCIF
-------------------------------------------------------------------------------

Aggregate cost      $14,996,344   $35,525,724  $31,668,834
                     ===========   ===========  ===========
Gross unrealized
 appreciation               224        57,846      691,961
Gross unrealized
 depreciation          (265,265)   (1,327,869)    (939,117)
                     -----------   -----------  -----------
Net unrealized
  depreciation       $ (265,041)  $(1,270,023)  $ (247,156)
                     ===========   ===========  ===========

-------------------------------------------------------------------------------


(8)  LINE OF CREDIT

The Funds participate with other Funds managed by Wright in a committed $10 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $10 million line of credit, is allocated among the participating funds at the end of each quarter. The Funds did not have significant borrowings or allocated fees during the six months ended June 30, 2006.

                                BOARD OF TRUSTEES

              ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

     In evaluating the Investment Advisory Contracts, the Independent Trustees met separately from the Interested Trustees and reviewed and considered materials furnished by Wright, including information regarding Wright, its affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of Wright the portfolio management and operations of the funds and the capabilities of Wright to provide advisory and other services to each fund. The Independent Trustees considered, among other things, the following:

EQUITY FUNDS AND INCOME FUNDS
-------------------------------

     o Whether the advisory arrangements are fair and reasonable relative to possible alternative arrangements. The Trustees concluded that the advisory fees paid by the funds are reasonable.

     o Whether advisory services are being provided as agreed to. The Trustees concluded that the services being provided by the adviser are as agreed to in the advisory contract.

     o Whether compensation paid by a Fund to the adviser is fair and reasonable in relation to the services provided and the charges by other advisers for similar services. The Trustees concluded that the compensation paid by the funds to the adviser is in the average range of compensation charged by other advisers for similar services and is reasonable.

     o Fees and expense ratios compared to similar funds. The Trustees concluded that the expense ratios of the funds are lower than the average for similar funds.

     o Performance and relationship of fees and performance. The Trustees concluded that in most cases the performance results of the funds were at least in the mid-range of similar funds while their expense ratios were generally lower.

     o Analysis of each Fund's profitability to the adviser. The Trustees concluded that the profitability to the adviser of each fund was reasonable and not excessive.

     o The adviser's financial condition and the overall organization of the adviser.

     o Sales and redemption data. The Trustees reviewed the information which had been provided to them relating to sales and redemptions and Wright's marketing strategies to try to increase assets under management.

     o The economic outlook and the general investment outlook in the relevant investment markets. The Trustees have received a presentation on the overall economic outlook and investment outlook of both equity and income markets at each Board meeting.

     o The resources devoted to compliance efforts undertaken by the adviser and the record of compliance with investment policies and restrictions and with policies on personal securities transactions. The Trustees have approved and met separately with the fund's Chief Compliance Officer.

ADDITIONAL CONSIDERATIONS FOR EQUITY FUNDS
------------------------------------------

     o The allocation of brokerage and any benefits received by the adviser as a result of brokerage allocation. The Trustees reviewed the Trading Analysis included in the material provided in advance of the meeting.

     The Independent Trustees' Committee did not consider any single factor as controlling in their consideration of the renewal of the Investment Advisory Contracts, nor are the considerations described above all encompassing. Based on their consideration of all factors which they considered material, and with the assistance of independent counsel, the Independent Trustees' Committee concluded that the renewal of the Investment Advisory Contract with its current fee structure is in the interests of the shareholders.

                IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF
           SHAREHOLDER DOCUMENTS, PORTFOLIO HOLDINGS AND PROXY VOTING

                         Wright Managed Investment Funds
                         Wright Investors Service, Inc.
                  Wright Investors' Service Distributors, Inc.
                             Eaton Vance Management

                                 PRIVACY POLICY
                           -------------------------

     Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

     o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

     o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

     o   We have adopted policies and procedures (including physical, electronic
         and   procedural   safeguards)   that  are   designed  to  protect  the
         confidentiality of this information.

     For more information about Wright's privacy policies please feel free to call 1-800-888-9471.

          IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDERS DOCUMENTS
        ------------------------------------------------------------------

     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

     If you would prefer that your Wright documents not be householded, please contact Wright at 1-800-888-9471, or your financial adviser.

     Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

                               PORTFOLIO HOLDINGS
                           ---------------------------

     Each Wright Fund will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Wright website www.wisi.com, by calling Wright at 1-800-888-9471 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washingto, D.C. (call 1-800-732-0330 or informaiton on the operation of the public reference room).

                      PROXY VOTING POLICIES AND PROCEDURES
                -----------------------------------------------

     From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Funds vote proxies according to a set of policies and procedures approved by the Funds' Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling 1-800-888-9471. This description is also available on the Securities and Exchange Commissions website at http://www.sec.gov.

SEMI-ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         James J. Clarke, Trustee
         Dorcas R. Hardy, Trustee
         Richard E. Taber, Trustee
         Janet Sanders, Secretary
         Barbara E. Campbell, Treasurer
         William J. Austin, Jr., Assistant Treasurer


         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER
         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06461

         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06461
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT
         Citigroup Fund Services, LLC
         Two Portland Square
         Portland, ME 04101

         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

Item 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in filing.

Items 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in Filing

Item 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in Filing

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in Filing

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

Item 11. CONTROLS AND PROCEDURES

 a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. EXHIBITS

(a)  (1) Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)  (2) Treasurer's and President's Section 302 certification.
(b)      Combined 906 certification.


                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Wright Managed Equity Trust(On behalf of Wright Selected Blue Chip Equities
-------------------------------------------------------------------------------
Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip
-------------------------------------------------------------------------------
Equities Fund)
---------------


By:      /s/ Peter M. Donovan
         --------------------
         Peter M. Donovan
         President

Date:    August 15, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Barbara E. Campbell
         -------------------------
         Barbara E. Campbell
         Treasurer

Date:    August 18, 2006


By:      /s/ Peter M. Donovan
         ----------------------
         Peter M. Donovan
         President

Date:    August 15, 2006